Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Christopher & Banks Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Christopher & Banks Corporation
2400 Xenium Lane North
Plymouth, Minnesota 55441
 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held July 27, 2010

TO OUR STOCKHOLDERS:

        Christopher & Banks Corporation's Annual Meeting of Stockholders will be held on Tuesday, July 27, 2010 at the offices of our outside counsel, Dorsey & Whitney LLP, at 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota. The meeting will convene at 3:00 p.m. local time for the following purposes:

  1.
  To approve an amendment to our Restated Certificate of Incorporation to provide for the annual election of all directors beginning with this year's Annual Meeting of Stockholders;

  2.
  To elect three directors as nominated by our Board of Directors to each serve a one-year term in the event Item 1 is approved by stockholders or alternatively, if Item 1 is not approved, to elect the three nominees as Class I directors to each serve a three-year term;

  3.
  To approve amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors, including an increase in the number of shares authorized for issuance under the plan from 625,000 to 1,125,000;

  4.
  To approve amendments to our Amended and Restated 2005 Stock Incentive Plan, including an increase in the number of shares authorized for issuance under the plan from 2,975,000 to 4,975,000;

  5.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011; and

  6.
  To conduct other business that properly comes before the meeting or any adjournment of the meeting.

        The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our Board of Directors has fixed the close of business on June 2, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments or postponements thereof.

        For a second year, we are pleased to take advantage of a new Securities and Exchange Commission rule allowing companies to furnish proxy materials to stockholders over the Internet. We believe that this electronic process expedites stockholders' receipt of proxy materials, and also lowers the costs and reduces the environmental impact of our Annual Meeting. On June 14, 2010, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access our 2010 Proxy Statement and Annual Report and vote online. If you received only the Notice and would like to receive a copy of the printed proxy materials, the Notice contains instructions on how you can request copies of these documents.

        We hope you will be able to attend the meeting. However, even if you plan to attend in person, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by Internet or by telephone as described in the following materials or, if you received a copy of the printed proxy materials, by completing and signing the enclosed proxy card and returning it in the envelope provided.

By Order of the Board of Directors

Luke R. Komarek Secretary

Approximate Date of Mailing
of Proxy Material
June 14, 2010

i

ii

iii

 PROXY STATEMENT
FOR THE
2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 27, 2010

        The Board of Directors (the "Board") of Christopher & Banks Corporation (the "Company", "we", "us" and "Christopher & Banks") is soliciting proxies for use at the Christopher & Banks Corporation 2010 Annual Meeting of Stockholders to be held at 3:00 p.m. local time on Tuesday, July 27, 2010, and at any adjournment of the meeting. The meeting will be held at the offices of our outside counsel, Dorsey & Whitney LLP, at 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota. The proxies are being solicited for the following purposes:

  1.
  To approve an amendment to our Restated Certificate of Incorporation to provide for the annual election of all directors beginning with this year's Annual Meeting of Stockholders;

  2.
  To elect three directors as nominated by our Board of Directors to each serve a one-year term in the event Item 1 is approved by stockholders or alternatively, if Item 1 is not approved, to elect the three nominees as Class I directors to each serve a three-year term;

  3.
  To approve amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors, including an increase in the number of shares authorized for issuance under the plan from 625,000 to 1,125,000;

  4.
  To approve amendments to our Amended and Restated 2005 Stock Incentive Plan, including an increase in the number of shares authorized for issuance under the plan from 2,975,000 to 4,975,000;

  5.
  To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011; and

  6.
  To conduct other business that properly comes before the meeting or any adjournment of the meeting.

        Under rules adopted by the Securities and Exchange Commission ("SEC"), we have chosen to provide our stockholders with the choice of accessing the 2010 Annual Meeting proxy materials over the Internet, rather than receiving printed copies of those materials through the mail. A Notice of Internet Availability of Proxy Materials ("Notice") is being mailed to all of our stockholders, except those who have previously provided instructions to receive paper copies of our proxy materials. The Notice contains instructions on how you may access our 2010 proxy statement and annual report and vote your shares. The Notice will also tell you how to request our proxy materials in printed form or by email, at no charge, if you so desire.

        We will begin mailing the Notice and previously requested copies of the proxy materials to our stockholders on or about June 14, 2010.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on July 27, 2010:

        Our proxy statement and 2010 Annual Report to Stockholders are available at
https://materials.proxyvote.com/171046.

 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Who is entitled to vote at the Annual Meeting?

        Holders of Christopher & Banks Common Stock, par value $0.01 per share (the "Common Stock"), at the close of business on June 2, 2010, the record date for the Annual Meeting, are entitled to vote at our Annual Meeting. As of June 2, 2010, 35,826,742 shares of Common Stock were outstanding.

What are my voting rights?

        Holders of our Common Stock are entitled to one vote per share. Therefore, a total of 35,826,742 votes are entitled to be cast at the Annual Meeting for each proposal. There is no cumulative voting.

How many shares must be present to hold the Annual Meeting?

        In accordance with our by-laws, shares equal to a majority of the voting power of the outstanding shares of Common Stock entitled to vote as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the Annual Meeting if:

  •
  you are present and vote in person at the Annual Meeting; or

  •
  you have properly and timely submitted your vote as described below under "How do I vote?".

        If a quorum is not present or represented at the Annual Meeting, the stockholders and proxies entitled to vote will have the power to adjourn the Annual Meeting, without notice other than an announcement at that time, until a quorum is present or represented.

What is a proxy?

        It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote". Three of our executive officers have been designated as proxies for our 2010 Annual Meeting. These executive officers are Lorna E. Nagler, Rodney Carter and Luke R. Komarek.

What is a proxy statement?

        It is a document that we are required to give you, in accordance with regulations of the SEC, when we ask you to designate proxies to vote your shares of our Common Stock at an Annual Meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the Annual Meeting and certain other information required by the regulations of the SEC and the rules of the New York Stock Exchange ("NYSE").

What is the difference between a stockholder of record and a "street name" holder?

        If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares, while you are considered the beneficial owner of those shares. In that case, your shares are said to be held in "street name". Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the method described below under "How do I vote my shares?".

 How do I vote my shares?

        If you submit your vote before the Annual Meeting using any of the following methods, your shares of stock will be voted as you have instructed:

  •
  By Internet:  You can vote your shares by Internet. The Notice and proxy card indicate the website you may access for Internet voting, using the 12-digit control number included in the Notice and proxy card. You may vote by Internet 24 hours a day. The Internet voting website has easy to follow instructions and allows you to confirm that the system has properly recorded your votes. If you hold shares in street name, please follow the Internet voting instructions you received from your broker, bank, trust or other nominee.

  •
  By Telephone:  You have the option to vote your shares by telephone. If you received the Notice, in order to vote your shares by telephone, please go to www.proxyvote.com and log in using the 12-digit control number provided on your Notice. At that site, you will be provided with a telephone number for voting. If you choose to receive paper copies of the proxy materials by mail, your proxy card or voting instruction form has a toll-free telephone number that you may use to vote your shares. When you vote by telephone, you will be required to enter your 12-digit control number, so please have it available when you call. As with Internet voting, you will be able to confirm that the system has properly recorded your votes.

  •
  By Mail:  If you choose to receive paper copies of the proxy materials by mail and you are a holder of record, you can vote by marking, dating and signing your proxy card and returning it by mail in the postage-paid envelope provided to you. If you choose to receive paper copies of the proxy materials by mail, and you hold your shares in street name, you can vote by completing and mailing the voting instruction form provided by your broker, bank, trust or other nominee.

        Your vote is important, and we encourage you to vote promptly. Internet and telephone voting are available through 11:59 p.m. Eastern Daylight Time on Monday, July 26, 2010, for all shares entitled to vote.

        Submitting your proxy will not affect your right to vote in person if you decide to attend the Annual Meeting. See "Can I vote my shares in person at the Annual Meeting?" below.

What does it mean if I receive more than one proxy card or Notice?

        If you receive more than one proxy card, voting instruction form or Notice it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, you will need to be sure to vote once for each account.

Can I vote my shares in person at the Annual Meeting?

        If you are a stockholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above in advance of the Annual Meeting so your vote will be counted if you later decide not to attend the Annual Meeting. If you submit your vote by proxy and later decide to vote in person at the Annual Meeting, the vote you submit at the Annual Meeting will override your proxy vote.

        If you are a street name holder, you may vote your shares in person at the Annual Meeting only if you obtain and bring to the Annual Meeting a signed letter or other form of proxy from your broker, bank, trust or other nominee giving you the right to vote the shares at the Annual Meeting.

 How does the Board recommend that I vote?

        The Board recommends a vote:

  •
  FOR the approval of the amendment to our Restated Certificate of Incorporation;

  •
  FOR the election of each of the three nominees to our Board of Directors;

  •
  FOR the approval of the amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors;

  •
  FOR the approval of the amendments to our Amended and Restated 2005 Stock Incentive Plan; and

  •
  FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011.

        We are not aware of any other matters that will be voted on at the Annual Meeting. However, if any other business properly comes before the meeting, the persons named as proxies for stockholders will vote on those matters in a manner they consider appropriate.

What if I do not specify how I want my shares voted?

        If you submit a signed proxy card or submit your proxy by Internet or telephone and do not specify how you want to vote your shares, we will vote your shares:

  •
  FOR the approval of the amendment to our Restated Certificate of Incorporation;

  •
  FOR the election of each of the three nominees to our Board of Directors;

  •
  FOR the approval of the amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors;

  •
  FOR the approval of the amendments to our Amended and Restated 2005 Stock Incentive Plan; and

  •
  FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011.

        Your vote is very important. We urge you to vote, or to instruct your broker, bank, trust or other nominee how to vote, on all matters before the Annual Meeting.

        Note: If you are a street name holder and fail to instruct your broker, bank, trust or other nominee how you want to vote your shares on a particular matter, those shares are considered to be "uninstructed". NYSE rules determine the circumstances under which member brokers of the NYSE may exercise discretion to vote "uninstructed" shares held by them on behalf of their clients who are street name holders. The applicable NYSE rules permit brokers to exercise discretion to vote uninstructed shares with respect to the proposal to amend our Restated Certificate of Incorporation and with respect to the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. The rules do not permit member brokers to exercise discretion on the proposals to (i) elect directors, (ii) approve amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors or (iii) approve amendments to our Amended and Restated 2005 Stock Incentive Plan. If the broker, bank, trust or other nominee is not permitted to exercise discretion, the uninstructed shares will be referred to as "broker non-votes". For more information regarding the effect of broker non-votes on the outcome of the vote, see below under "How are votes counted?".

 How do I revoke my proxy?

        You may revoke your proxy and change your vote at any time before your proxy is voted at the Annual Meeting. You may revoke your proxy and change your vote by:

  •
  submitting a later-dated properly executed proxy card to our Corporate Secretary to the Company's address listed above, which must be received by us before the time of the Annual Meeting;

  •
  by delivering a written notice of revocation to our Corporate Secretary to the Company's address listed above, which must be received by us before the time of the Annual Meeting; or

  •
  by voting in person at the Annual Meeting.

        If you voted through the Internet or by telephone, you may vote again over the Internet or by telephone up until 11:59 p.m. Eastern Daylight Time on Monday, July 26, 2010.

What vote is required to approve each item of business included in the Notice of Annual Meeting?

        The election of the directors shall be determined by the affirmative vote of a plurality of the votes cast at the Annual Meeting. This means that since stockholders will be electing three directors, the three director nominees receiving the highest number of votes will be elected. The affirmative vote of the holders of a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting is required to approve the amendment to our Restated Certificate of Incorporation. The affirmative vote of the holders of a majority of the votes cast at the Annual Meeting by the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors, the amendments to our Amended and Restated 2005 Stock Incentive Plan and to ratify the selection of our independent registered public accounting firm.

How are votes counted?

        You may either vote "FOR" or "WITHHOLD" authority to vote for each director nominee. You may vote "FOR", "AGAINST" or "ABSTAIN" on each of the other proposals. If you properly submit your proxy, but withhold authority to vote for one or more director nominees or abstain from voting on one or more of the other proposals, your shares will be counted as present at the Annual Meeting for the purpose of determining a quorum and for the purpose of calculating the vote on the particular matter(s) with respect to which you withheld authority to vote or abstained from voting. If you do not submit your proxy or voting instructions and also do not vote at the Annual Meeting, your shares will not be counted as present at the Annual Meeting for the purpose of determining a quorum unless you hold your shares in street name and the broker, bank, trust or other nominee has discretion to vote your shares and does so. For more information regarding discretionary voting, see the information above under "What if I do not specify how I want my shares voted?".

        If you withhold authority to vote for one or more of the director nominees or you do not vote your shares on this matter, this will have no effect on the outcome of the vote for the election of directors. With respect to the proposals to approve the amendment to our Restated Certificate of Incorporation, the amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors and the amendments to our Amended and Restated 2005 Stock Incentive Plan, and the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, if you abstain from voting this will have the same effect as a vote against the proposal. With respect to the proposals to approve the amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors and our Amended and Restated 2005 Stock Incentive Plan and the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm, if you do not vote your shares (or, for shares held in street name, if you do not submit voting instructions and your broker, bank, trust or other nominee does not vote your shares), this will have no effect on the outcome of the vote for these proposals provided a quorum is present.

How can I attend the Annual Meeting?

        All of our stockholders are invited to attend the Annual Meeting. We will not require tickets for admission to the Annual Meeting. However, you may be asked to present valid photo identification, such as a driver's license or passport, before being admitted to the Annual Meeting. If you hold your shares in street name, you also may be asked to present proof of ownership to be admitted to the Annual Meeting. A brokerage statement or letter from your broker, bank, trust or other nominee are examples of proof of ownership. No cameras, cellular telephones or pagers will be allowed to be used during the meeting, and all attendees are expected to comply with the rules of conduct for the Annual Meeting, which will be made available to those attending the meeting.

Who pays for the cost of proxy preparation and solicitation?

        We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks, trusts or other nominees for forwarding proxy materials to street name holders. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $12,500 in the aggregate. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for these services other than their regular salaries.

Why did I receive a Notice of Internet Availability of Proxy Materials this year instead of a printed copy of the proxy materials?

        We have decided to use the Notice and Access rule recently adopted by the SEC to provide access to our proxy materials over the Internet instead of mailing a printed copy of the proxy materials to each stockholder. This rule allows us to further our commitment to business policies and practices that reduce the environmental impact of our business and reduce corporate expense. As a result, on or about June 14, 2010, we mailed to our street name holders only a Notice that tells them how to access and review the information contained in the proxy materials and how to vote their proxies over the Internet. If you received only this Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request the materials by following the instructions included in the Notice.

ITEM 1—APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE
OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS

        Our Board of Directors has approved, and recommends your approval of, an amendment to our Restated Certificate of Incorporation that would provide for the phased-in elimination of the classification of the Board and the annual election of all directors.

        Our Board of Directors is currently divided into three classes, and members of each class are elected to serve for staggered, three-year terms. The amendment, if adopted, would result in the directors elected at the 2010 Annual Meeting and thereafter being elected to one-year terms, but would not shorten the existing term of any director elected prior to the 2010 Annual Meeting. If this item is adopted by our stockholders at this Annual Meeting, Class I directors elected at this Annual Meeting will be elected to one-year terms, expiring at the 2011 Annual Meeting. The terms of the Class II directors will continue to expire at the 2011 Annual Meeting, and the terms of the Class III directors will continue to expire at the 2012 Annual Meeting.

        The amendment is the result of the Board's ongoing review of our corporate governance policies. In making its recommendation, the Board and the Governance and Nominating Committee considered carefully the advantages of both classified and declassified board structures. A classified board of directors can promote continuity and enhance the stability of the Board, encourage a long-term perspective on the part of directors and reduce a company's vulnerability to coercive takeover tactics. The Board recognized these advantages, but concluded that they were outweighed by the advantages of the stockholders' ability to evaluate all directors annually and of the Company's adoption of a structure that is considered by many investors to be a "best practice" in corporate governance. In addition, because the Board does not have term limits, the Board believes that continuity and stability of the Board's membership should not be significantly affected with annual elections.

        Consequently, the Board of Directors concluded that an amendment to our Restated Certificate of Incorporation to declassify the Board is in the best interests of Christopher & Banks and our stockholders. The Board of Directors has also approved conforming amendments to our by-laws that would automatically take effect upon stockholder approval of the proposed amendments to our Restated Certificate of Incorporation.

        Approval of the amendment will cause Article Fifth of the Restated Certificate of Incorporation to be amended in its entirety. A copy of Article Fifth as it is proposed to be amended is attached to this proxy statement as Appendix A. If the proposed amendment is not approved, the Board of Directors will remain classified, and the Class I directors currently nominated at this Annual Meeting will, if elected, be elected to serve three-year terms expiring at the 2013 Annual Meeting.

Board Recommendation

        The Board of Directors recommends that you vote FOR approval of the amendment to our Restated Certificate of Incorporation to provide for the annual election of all directors. Proxies will be voted FOR this item unless otherwise specified.

ITEM 2—ELECTION OF DIRECTORS

        The number of directors currently serving on our Board is eight. Our Board is currently divided into three classes, with each director serving a three-year term. If Item 1 to amend our Restated Certificate of Incorporation to provide for the annual election of all directors is approved by the requisite number of stockholders, then the terms of those director nominees elected at the Annual Meeting will end at the 2011 Annual Meeting of Stockholders. Thereafter, all director nominees will be elected for one-year terms. If Item 1 is not approved by stockholders, then the director nominees will be elected for a three-year term as Class I directors expiring at the 2013 Annual Meeting of Stockholders.

        At this year's Annual Meeting, the terms of our Class I directors will expire. Our current Class I directors are Robert Ezrilov, Anne L. Jones and Paul L. Snyder. On the recommendation of the Governance and Nominating Committee, the Board has nominated Robert Ezrilov, Anne L. Jones and Paul L. Snyder as director nominees for the Annual Meeting. Each has indicated a willingness to serve. Mr. Ezrilov and Ms. Jones were re-elected as Class I directors at our 2007 Annual Meeting. Mr. Snyder was elected as a Class I director on May 3, 2010 and was initially recommended as a potential member of the Board by a non-management director in 2009. If for any reason any nominee becomes unable to serve before the Annual Meeting occurs, the persons named as proxies may vote your shares for a substitute nominee as recommended by our Board of Directors.

        The other directors will continue in office for their existing terms. Larry C. Barenbaum, Martin L. Bassett and Lorna E. Nagler serve as Class II directors with terms expiring in 2011. Mark A. Cohn and James J. Fuld, Jr. serve as Class III directors with terms expiring in 2012.

Board Recommendation

        The Board recommends a vote FOR the election of Mr. Ezrilov, Ms. Jones and Mr. Snyder. Proxies will be voted FOR the election of the three nominees, unless otherwise specified.

        Below is biographical information for each of the nominees for election as a director and for the directors whose terms of office will continue after the Annual Meeting.

Director Nominees

        Robert Ezrilov, 65, has served as one of our directors since August 2001. From May 2002 to the present, Mr. Ezrilov has served in various capacities, most recently as Chief Executive Officer, at Cogel Management Company, an investment management company. From April 2001 to May 2002, Mr. Ezrilov served as an independent consultant. From July 1997 to April 2001, Mr. Ezrilov served as President of Metacom, Inc., a company that sold prerecorded music on interactive displays. Mr. Ezrilov was self-employed as a business consultant from April 1995 to July 1997. Prior to April 1995, he was a partner with Arthur Andersen LLP, which he joined in 1966. Mr. Ezrilov also serves on the Board of C.H. Robinson Worldwide, Inc. and serves as an advisory director to Holiday Companies.

        As one of our longer serving directors and a member of our Audit Committee for a number of years, Mr. Ezrilov has considerable knowledge regarding the Company and its financial and accounting practices and procedures. He also has significant management experience as a Chief Executive Officer and, through his years of service with Arthur Anderson, LLP, he has extensive accounting experience and insight. Mr. Ezrilov meets the definition of an "audit committee financial expert" as established by the SEC. Mr. Ezrilov also has public company experience from his 15 years of service as a director of C.H. Robinson Worldwide, Inc.

        Anne L. Jones, 64, has served as one of our directors since January 2000. From 1979 to the present, Ms. Jones has served as Chief Executive Officer of Jones Consulting Group, Inc., an organizational and strategic planning consulting firm serving Fortune 500 companies. In 2000, Ms. Jones partnered to form BancPlan LLC and developed an internet-based strategic assessment tool assisting the banking industry in the strategic planning process. Ms. Jones served as President and Chief Executive Officer of BancPlan LLC from 2000 to 2005. Prior to that, Ms. Jones served in various sales and product development capacities with IBM from 1968 to 1979. Ms. Jones also serves as Vice Chair on the Board of the Jones Family Foundation, Red Wing, Minnesota.

        Ms. Jones has significant business, sales, product development and management experience, which she attained through her experience working in various roles at IBM Corporation and as chief executive officer of BancPlan, LLC. She is a successful entrepreneur who has founded two private companies and she currently leads her own organizational and strategic planning consulting firm, working with both public and privately held companies ranging in size from $10 million to over $1.0 billion. Ms. Jones's service as a director at the Company for ten years, as well as at a variety of non-profit and civic organizations, together with her business background, lends business, governance, organizational and strategic planning expertise to the Board and makes her a valued member of the Compensation and Governance & Nominating Committees.

        Paul L. Snyder, 61, has served as one of our directors since May 3, 2010. Mr. Snyder retired in 2009 after 39 years with KPMG, a global accounting firm, most recently serving as KPMG's Midwest Area Managing Partner in Chicago, Illinois from 2002 to 2009. He is also a past member of KPMG's United States Board of Directors, as well as KPMG's Americas Board of Directors. Mr. Snyder joined the

Board of Directors of Securian Group, Inc. in February 2010 and of Welsh Property Trust in May 2010. He is also a member of the Board of Directors of The St. Paul Foundation, a member of the Board of Directors of the Minneapolis YMCA and its Executive Committee, and a member of the Board of Trustees of the Chicago Historical Society. He also served as treasurer and advisor for the National Association of Corporate Directors-Chicago Chapter from 2000 to 2009.

        Mr. Snyder brings to the Board extensive experience dealing with and overseeing the implementation of accounting principles and financial reporting rules and regulations. With his extensive experience for 28 years as an audit partner at KPMG serving numerous public companies in various business sectors, Mr. Snyder provides relevant expertise on investment and financial matters. His accounting experience, together with his knowledge of financial reporting rules and regulations, make him a valued addition to our Board and to our Audit and Compensation Committees, which he joined effective May 26, 2010. Mr. Snyder also meets the definition of an "audit committee financial expert" as established by the SEC.

Class II Directors—Terms Ending in 2011

        Larry C. Barenbaum, 63, was named Chairman of our Board in December 2005. He has served as one of our directors since March 1992. Since November 1991, Mr. Barenbaum has engaged in investment activities and has provided consulting services to various companies in the specialty retail and services industries. From 1986 to November 1991, Mr. Barenbaum was Chairman and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970. Mr. Barenbaum also serves on the Board of Lakes Entertainment, Inc.

        Mr. Barenbaum has over 25 years of experience in the retail industry, having owned and operated an import, manufacturing and design company that focused on the fashion and retail industry, in addition to serving as a consultant to the special retail and services industry. He also has nearly 20 years of service on our Board of Directors and has developed a deep knowledge of our business. His background, industry experience and length of service on our Board, as well as his approximately 20 years of service on the Board of United Community Bank, enable him to provide guidance on a wide variety of business matters and corporate governance issues in his role as Chair of the Board and the Governance & Nominating Committee. Mr. Barenbaum also has public company board experience in his role as a director of Lakes Entertainment, Inc. for the past four years.

        Martin L. Bassett, 48, has served as one of our directors since May 2008. Since February 2001, Mr. Bassett has been President and Chief Executive Officer of The Walman Optical Company ("Walman"), an ophthalmic company. Prior to that, Mr. Bassett served Walman in the areas of finance and operations. He is a director of Walman, Hydrogel Vision Corporation and The Vision Council. Mr. Bassett is also a member of the Young President's Organization and the Minnesota Society of CPA's.

        Mr. Bassett brings to the Board extensive business and management expertise, having served as chief executive officer of Walman for almost ten years. In addition, his financial and operational experience at Walman provides him with knowledge of the financial issues facing companies and makes him a valuable member of the Audit Committee and Compensation Committee. Mr. Bassett also meets the definition of an "audit committee financial expert" as established by the SEC.

        Lorna E. Nagler, 53, has served as our President, Chief Executive Officer and a director since August 2007. From 2004 to 2007, Ms. Nagler was President of Lane Bryant, a division of Charming Shoppes, Inc., a women's apparel company. She was President of Catherines' Stores, also a division of Charming Shoppes, Inc., from 2002 to 2004. From 1996 to 2002, Ms. Nagler held various retail management positions with Kmart Corporation, a general merchandise company, including Senior Vice President, General Merchandise Manager-Apparel and Jewelry from 2000 to 2002 and Divisional Vice President, General Merchandise Manager-Kids and Menswear from 1998 to 2000. From 1994 to 1996,

Ms. Nagler was a Vice President, Divisional Merchandise Manager for Kids R Us. Ms. Nagler also has previous retail experience with Montgomery Ward and Main Street Department Stores. Ms. Nagler joined the Board of Ulta, Inc. in June 2009.

        As the Chief Executive Officer of the Company, Ms. Nagler is able to provide our Board with valuable insight regarding the Company's operations, its management team and associates as a result of her day-to-day involvement in the operations of the business. Ms. Nagler's background and expertise in our industry makes her uniquely well-qualified to serve on our Board. She provides critical insight into the specialty retail business and plays a critical role in Board discussions regarding strategic planning and development for the Company, as well as day-to-day operational issues. Ms. Nagler also has public company experience through her service on the Board of Directors of Ulta, Inc.

Class III Directors—Terms Ending in 2012

        Mark A. Cohn, 53, has served as one of our directors since October 2006. Mr. Cohn is currently the Managing Director and Chief Executive Officer of Dorado Ocean Resources Limited ("Dorado"), a company he founded in 2010. Dorado is in the business of deep ocean mining for polymetallic massive sulfides. Mr. Cohn was previously Chairman and Chief Executive Officer of Third Season, LLC, an incubator of micro-consumer marketing companies, from 2003 to 2009. Mr. Cohn was founder and Chief Executive Officer of Damark International, Inc., a consumer catalog company, from its inception in 1986 until February 2001. Mr. Cohn served as Chairman, President and Chief Executive Officer of Intelefilm Corporation from October 2001 to August 2002. Intelefilm Corporation filed a voluntary petition of relief under Chapter 11 of the U.S. Bankruptcy Code in August 2002.

        Mr. Cohn has significant business expertise, having successfully founded and taken public Damark International, Inc. and having served as its chief executive officer for over 15 years. Over the last quarter century he has gained experience in, among other areas, consumer direct merchandising and marketing including e-Commerce, catalog, direct response television and print segments. His experience as a chief executive officer of a publicly held company and as a Board member at a number of public, private and non-for-profit companies provides him a valuable perspective on many of the issues the Company faces and positions him well to serve as a member of the Board and its Audit and Compensation Committees.

        James J. Fuld, Jr., 62, has served as one of our directors since 1986. From November 1986 to December 1990, he also served as our Secretary. Since December 1979, Mr. Fuld has been the Chairman, President and sole stockholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm which focuses on retail and consumer product companies. Mr. Fuld served for approximately one year as the non-employee Chairman of the Board of J. Silver Clothing, Inc., a retailer, which filed a voluntary petition of relief under Chapter 11 of the U.S. Bankruptcy Code on February 25, 2005 and which was subsequently converted into a liquidation proceeding under Chapter 7 of the U.S. Bankruptcy Code. Mr. Fuld also serves on the Executive Board of the University of Pennsylvania Alumni Fund and is a Board member of the Annenberg Center for the Performing Arts.

        Mr. Fuld has extensive experience in the retail and apparel industry, including as chairman of both a retail and accessories company. As our longest serving director with nearly 25 years of service, Mr. Fuld provides a deep understanding of the Company, the retail industry and our competitive environment. The Board also benefits from Mr. Fuld's perspectives on business and financial matters due to his experience in the retail industry and his financial and management consulting firm experience. Such experience makes him well positioned to serve as a member of our Compensation and Governance & Nominating Committees, in addition to his service on the Board.

INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE

        The Board conducts its business through meetings and written consents of the Board and the following standing committees: Audit, Compensation, and Governance and Nominating. Each of the standing committees has adopted and operates under a written charter, all of which are available on our website at www.christopherandbanks.com—select the "Investor Relations" link and then the "Corporate Governance" link. Other corporate governance documents available on our website include our Corporate Governance Guidelines and Code of Conduct.

Code of Conduct

        We have adopted a Code of Conduct applicable to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and other employees performing similar functions.

Director Independence

        Our Corporate Governance Guidelines provide that a majority of our directors shall meet the independence requirements of the NYSE. Under the NYSE rules, no director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with us (directly, or as a partner, stockholder or officer of an organization that has a relationship with us).

        The Board has affirmatively determined, in accordance with the standards set forth in the Corporate Governance Guidelines, that none of the individuals serving as non-employee directors during fiscal 2010 (including the non-employee directors being nominated for election at the Annual Meeting) has a material relationship with us and that each such non-employee director (including Larry C. Barenbaum, Martin L. Bassett, Mark A. Cohn, Robert Ezrilov, James J. Fuld, Jr., Anne L. Jones and Paul L. Snyder) is independent.

        Our other director, Ms. Lorna E. Nagler, cannot be considered an independent director because of her employment as our President and Chief Executive Officer.

Board Leadership Structure

        The Board believes it is important to maintain flexibility in its board leadership structure and, therefore, has not mandated either the combination or separation of the positions of Chair of the Board and Chief Executive Officer ("CEO"). In 2005, the Company separated the two positions after the departure of its then CEO and Chairman. Since that time, we have had a non-employee, independent director serve as Chair of the Board. Given the demanding nature of both of the Chair and CEO positions, the Board believed, and continues to believe, that it is appropriate to have two different persons occupying each role. Our independent director Chair has the typical responsibilities of a Board chair, including responsibility for setting Board agendas, chairing Board and stockholder meetings, liaising between the other members of the Board and members of senior management (including our CEO), and presiding over the Board's executive sessions at which only the independent directors are present. Larry C. Barenbaum, one of our independent directors, currently serves in this role.

        If in the future the two roles were to be combined, the Board is confident it would appoint a lead independent director, given its view of the importance of strong independent leadership at the Board level.

Meetings of the Independent Directors

        At both the Board and committee levels, our non-employee directors meet regularly in executive sessions in which Ms. Nagler and other members of management do not participate. Mr. Barenbaum,

our non-executive Chair, serves as the presiding director of executive sessions of the Board, and the Chair of each committee serves as the presiding director at executive sessions of that committee. In fiscal 2010, our non-employee directors met in executive sessions of the Board without management on five occasions.

Stock Ownership Guidelines

        The Board has established stock ownership guidelines for non-employee directors. Each director is expected to achieve and maintain stock ownership of 10,000 shares by the fourth anniversary of the date he or she joined our Board. As of May 1, 2010, all of the directors who have served four or more years on the Board met this stock ownership guideline.

Term/Age Limits

        The Board does not believe it is advisable to establish arbitrary term limits on directors' services. The Board has a mandatory retirement age under which the director must complete his or her term before age 73. As part of its responsibilities, the Governance and Nominating Committee evaluates each incumbent director's qualifications, performance and ability to continue to contribute productively before recommending the nomination of that director for an additional term.

Limitation on Board Service

        Our Corporate Governance Guidelines provide that no member of the Board shall simultaneously serve on the boards of directors of more than three public companies in addition to ours. A director shall notify the Chairman of the Board prior to becoming a director of another public company, in order to avoid potential conflicts of interest and to address whether the aggregate number of directorships held by such director would interfere with his or her ability to carry out his or her responsibilities as one of our directors. In the event that the Board determines that the additional directorship constitutes a conflict of interest or interferes with such director's ability to carry out his or her responsibilities as one of our directors, such director, upon the request of the Board, shall either offer his or her resignation or not accept the other directorship.

Board Involvement in Risk Oversight

        The Company's management is responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing the Company's risk exposures on a day-to-day basis. The Board's responsibility is to monitor the Company's risk management processes concerning the Company's material risks and evaluating whether management has reasonable controls in place to address the material risks; the Board is not responsible, however, for defining or managing the Company's various risks.

        While the Board periodically reviews and discusses the overall risks the Company faces, as well as risk management and mitigation in the context of specific plans or projects being proposed or implemented, the Board also exercises its overall responsibility for risk oversight through its committees. The Audit Committee of the Board is primarily responsible for overseeing management's processes for managing financial and operational risk in the Company. The Audit Committee also has primary responsibility at the Board level with respect to overseeing the management of risks relating to the reliability of our financial reporting processes and system of internal controls. In connection with that responsibility, the Audit Committee has sole authority to retain and terminate the independent auditor and is directly responsible for the compensation and oversight of the work of the independent auditor. The Audit Committee meets with management and the independent auditor to review and discuss the annual audited and quarterly unaudited financial statements and reviews the integrity of our accounting and financial reporting processes and audits of our financial statements.

        Similarly, the Compensation Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with our compensation programs, policies and practices with respect to both executive compensation and compensation generally. The Governance and Nominating Committee of the Board oversees risks associated with its areas of responsibility, including the risks associated with non-employee director compensation. In addition, the Governance and Nominating Committee periodically analyzes corporate governance practices in order to assist the Board in its risk oversight activities.

        To keep the Board informed regarding the Company's risk management efforts, management periodically reports to the Audit Committee, as well as to the Board, on risk management and mitigation activity. In addition, at each regular Board meeting, the Chair of each Board committee reports to the full Board regarding the matters discussed at committee meetings held since the prior Board meeting.

        We believe that the Board's role in risk oversight of the Company is consistent with the Company's leadership structure, with the Chief Executive Officer and other members of management having responsibility for assessing and managing the Company's risk exposure, and the Board, through the leadership of our independent Chair, and its committees providing oversight in connection with those efforts.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        All of the Company's directors, and in particular the director nominees, are encouraged to attend the Annual Meeting. All seven of our then current directors attended the 2009 Annual Meeting of Stockholders.

        The Board of Directors held seven meetings during fiscal 2010. Each director holding office during the year attended more than 90% of the aggregate of the meetings of the Board of Directors (held during the period for which he or she had been a director) and the meetings of the committees on which he or she served (held during the period for which he or she served).

        Our Board has three committees: Audit, Compensation, and Governance and Nominating. As of June 2, 2010, the members and Chairs of those committees were:

Independent Directors	Audit	Compensation	Governance & Nominating
Larry C. Barenbaum	X		Chair
Martin L. Bassett	X	X
Mark A. Cohn	X	X
Robert Ezrilov	Chair		X
James J. Fuld, Jr.		Chair	X
Anne L. Jones		X	X
Paul L. Snyder	X	X

The Audit Committee

        All Audit Committee members are "independent" under applicable NYSE listing standards and SEC rules and regulations. Our Board of Directors has determined that three members of the Audit Committee, Mr. Ezrilov, Mr. Bassett and Mr. Snyder, each meet the definition of an "audit committee financial expert" as established by the SEC. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the financial reports of the Company. The Audit Committee has the sole authority to appoint, review and discharge our independent accountants, and has established procedures for the receipt, retention, response to and treatment of complaints regarding accounting, internal controls or audit matters. In addition, the Audit Committee is responsible for:

  •
  reviewing the scope, results, timing and costs of the audit with the Company's independent accountants and reviewing the results of the annual audit examination and any accompanying management letters;

  •
  assessing the independence of the outside accountants on an annual basis, including receipt and review of a written report from the independent accountants regarding their independence consistent with the Independence Standards Board Standards;

  •
  reviewing and approving in advance the services provided by the independent accountants;

  •
  overseeing the internal audit function; and

  •
  reviewing the Company's significant accounting policies, financial results and earnings releases, and the adequacy of our internal controls and procedures.

        The Audit Committee held ten meetings during fiscal 2010. The Audit Committee has engaged PricewaterhouseCoopers LLC as our independent accountants for fiscal year 2011 and is recommending that the Company's stockholders ratify this selection at the Annual Meeting. The report of the Audit Committee is found on page 53 of this proxy statement.

The Compensation Committee

        All Compensation Committee members are "independent" under applicable NYSE listing standards. The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to executive compensation, employee compensation and benefits programs and plans, and leadership development and succession planning. In addition, the Compensation Committee is responsible for:

  •
  reviewing corporate performance and the performance of our Chief Executive Officer;

  •
  determining the compensation and benefits for our Chief Executive Officer and other executive officers;

  •
  establishing our compensation policies and practices;

  •
  administering our incentive compensation and stock plans, other than the Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors (which is administered by the Governance and Nominating Committee); and

  •
  evaluating our benefit plans.

        The Compensation Committee has delegated authority to our Chief Executive Officer, Vice President, Human Resources and Chief Financial Officer to allocate equity awards to employees other than our executive officers in connection with recruiting, retention and significant promotions. This delegation permits the executive officers to determine the recipient of the award, as well as the type and amount of the award, subject to a limitation of 10,000 stock option grants and 4,000 shares of restricted stock during any consecutive 12 month period to any one individual and an overall aggregate limit of 150,000 shares.

        The Compensation Committee reviews and discusses with management the disclosures regarding executive compensation to be included in our annual proxy statement, and recommends to the Board inclusion of the Compensation Discussion and Analysis in our annual proxy statement. The responsibilities of the Compensation Committee are more fully described in the Committee's charter. For more information regarding the Compensation Committee's process in setting compensation, please see "Compensation Discussion and Analysis" below.

        The Compensation Committee held nine meetings during fiscal 2010. See "Compensation Discussion and Analysis" for a discussion of the role played by our Chief Executive Officer in compensation decisions. The Compensation Committee report on executive compensation is found on page 30 of this proxy statement.

The Governance and Nominating Committee

        All members of the Governance and Nominating Committee are "independent" under applicable NYSE listing standards. The Governance and Nominating Committee serves in an advisory capacity to the Board of Directors on matters of organization and the conduct of Board activities. The Governance and Nominating Committee is responsible for:

  •
  identifying and recommending candidates for service on the Board of Directors;

  •
  adopting and revising our Corporate Governance Guidelines;

  •
  leading the Board of Directors in its annual review of the performance of the Board and the Board's committees;

  •
  recommending members and the Chair for Board committees;

  •
  periodically reviewing and making recommendations to the Board as to the size and composition of the Board, criteria for director nominees and directors cash and equity compensation; and

  •
  periodically reviewing our Code of Conduct with our General Counsel to recommend any appropriate changes to the Board.

        The Governance and Nominating Committee will consider Board of Director nominees recommended by stockholders that are submitted in accordance with the process described below under the caption "Procedures for Recommending, Nominating and Selecting Director Candidates".

        The Governance and Nominating Committee held seven meetings during fiscal 2010.

Procedures for Contacting the Board

        The Board has established a process for stockholders and other interested parties to send written communications to the Board, the non-management directors, a particular committee or to individual directors, as applicable. Such communications should be sent by U.S. mail addressed to:

    Christopher & Banks Board of Directors
    c/o Christopher & Banks Corporation
    Attention: Corporate Secretary
    2400 Xenium Lane North
    Plymouth, MN 55441

        The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the non-management directors, or the individual Board members specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to the Audit Committee. Comments or questions regarding our compensation and benefit programs will be referred to the Compensation Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to the Governance and Nominating Committee.

        Depending on the subject matter, the Company's Corporate Secretary will:

  •
  forward the communication to the director or directors to whom it is addressed;

  •
  attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or

  •
  not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

Procedures for Recommending, Nominating and Evaluating Director Candidates

Recommending Director Candidates for Nomination by the Board

        The Governance and Nominating Committee will consider director candidates recommended by stockholders. A stockholder who wishes to recommend a director candidate for nomination by the Board at the Annual Meeting of Stockholders or for vacancies of the Board that arise between Annual Meetings must timely provide the Governance and Nominating Committee with sufficient written documentation to permit a determination by the Board whether such candidate meets the required and desired director selection criteria set forth in our by-laws and our Corporate Governance Guidelines described below. Such documentation and the name of the director candidate must be sent by U.S. mail to:

    Christopher & Banks Board of Directors
    c/o Christopher & Banks Corporation
    Attention: Corporate Secretary
    2400 Xenium Lane North
    Plymouth, MN 55441

Nominating Director Candidates

        Under our by-laws, only persons nominated in accordance with the procedures set forth in the by-laws will be eligible to serve as directors. In order to nominate a candidate for service as a director, you must be a stockholder at the time you give the Board notice of your nomination, and you must be entitled to vote for the election of directors at the Annual Meeting at which your nominee will be considered. In accordance with our by-laws, director nominations generally must be made pursuant to notice delivered to or mailed and received at our principal executive offices at the address above, not later than the 90th day, nor earlier than the 120th day, prior to the first anniversary of the prior year's Annual Meeting of Stockholders; provided, however, that in the event that the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 30 days from such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such Annual Meeting and not later than the close of business on the later of the 90th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of the Annual Meeting is first made. Your notice must set forth all information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors, or as otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The notice must contain (1) the name and address of the stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination is made and (2) the class and number of shares owned by the stockholder and such beneficial owner.

Evaluating Director Candidates

        Our Corporate Governance Guidelines require the Governance and Nominating Committee to consider several factors when evaluating the appropriate characteristics of candidates for service as a director. The Governance and Nominating Committee initially evaluates a prospective nominee based on his or her resume and other background information that has been provided to the Governance and Nominating Committee. At a minimum, director candidates must demonstrate high standards of ethics, integrity, independence, sound judgment, strength of character and meaningful experience and skills in business or other appropriate endeavors. In addition to these minimum qualifications, the Governance and Nominating Committee considers other factors it deems appropriate based on the current needs and desires of the Board, including specific business and financial expertise currently desired on the Board, experience as a director of a public company, location, age, gender and ethnic diversity. A member of the Governance and Nominating Committee will contact for further review those candidates who the Governance and Nominating Committee believes are qualified, who may fulfill a specific Board need and who would otherwise best make a contribution to the Board. The Governance and Nominating Committee is responsible for conducting, subject to applicable law, any inquiries into the background and qualifications of the candidate. Based on the information the Governance and Nominating Committee learns during this process, it determines which nominee(s) to recommend to the Board to submit for election. The Governance and Nominating Committee uses the same process for evaluating all director candidates, regardless of the source of the recommendation.

        The Governance and Nominating Committee is authorized to use, as it deems appropriate or necessary, an outside consultant to identify and screen potential director candidates. The Governance and Nominating Committee will reassess the qualifications of a current director, including the director's attendance and contributions at Board and committee meetings, prior to recommending a director for reelection.

Compensation Program for Non-Employee Directors

        Our Governance and Nominating Committee is responsible for reviewing director compensation and making recommendations to the Board. The recommendations of the Governance and Nominating Committee for fiscal 2010 were based on industry, peer group, independent third party comparisons of director compensation and the Company's past practices. Based on the Committee's recommendation, our Board determines the compensation of our directors on an annual basis. Directors who are our employees do not receive compensation for their services as directors. No outside consultants were used in setting director compensation for fiscal 2010.

        In fiscal 2010, non-employee directors received an annual cash retainer of $48,000 for service on our Board. Larry Barenbaum's additional annual cash compensation as Chairman of the Board was $60,000. The Chairs of the Audit, Compensation, and Governance and Nominating Committees each received an additional annual retainer of $12,000, $9,000 and $5,000, respectively. Other members of the Audit Committee received an additional annual retainer of $6,000, the other members of the Compensation Committee received an additional annual retainer of $4,500, and the other members of the Governance and Nominating Committee received an additional annual retainer of $2,500.

        In addition to the cash retainer, we also grant equity awards to our non-employee directors in order to further align their interests with those of our stockholders. On July 29, 2009, we granted each director an option to purchase 36,000 shares of our common stock with an exercise price of $6.98 per share and awarded 10,000 shares of restricted stock to each director. The options vest as to one-third of the shares on January 29, 2010, January 29, 2011 and January 29, 2012. The number of options awarded in fiscal 2010 to our non-employee directors was larger and such options vest over a longer period of time than awards in prior years to reflect the Board's expectation that no additional stock options would be granted to non-employee directors (other than any new director(s)) over the next few years. The restricted shares vest immediately but are restricted from sale for six months from the date of grant.

        The Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors (the "2006 Directors Plan") permits stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards and stock appreciation rights. The 2006 Directors Plan is administered by the Governance and Nominating Committee. The Governance and Nominating

Committee has broad powers to: (i) establish rules for the administration of the 2006 Directors Plan; (ii) select the participants in the 2006 Directors Plan; (iii) determine the types of awards to be granted and the number of shares covered by such awards; and (iv) set the terms and conditions of such awards.

Non-Employee Director Compensation for Fiscal 2010

        The following table sets forth the cash and non-cash compensation awarded to or earned by each person who served as a non-employee director during fiscal 2010.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2) (3)	Option Awards ($) (4) (5)	All Other Compensation ($) (6)	Total ($)
Larry C. Barenbaum	118,375	69,800	109,354	1,200	298,729
Martin L. Bassett	57,458	69,800	109,354	1,200	237,812
Mark A. Cohn	57,458	69,800	109,354	1,200	237,812
Robert Ezrilov	61,250	69,800	109,354	1,200	241,604
James J. Fuld, Jr.	58,667	69,800	109,354	1,200	239,021
Anne L. Jones	54,583	69,800	109,354	1,200	234,937

(1)
The amounts consist of cash fees paid to the non-employee directors as described in "Compensation Program for Non-Employee Directors" above.

(2)
The amounts in this column represent the grant date fair values of the restricted stock awards made in fiscal 2010 calculated in accordance with FASB ASC Topic 718, "Share-Based Payment" ("ASC 718"), based on the closing share price of our common stock on the date of grant. Additional information related to the calculation of the grant date fair value is set forth in Note 11 of the Notes to the Consolidated Financial Statements included in our 2010 Annual Report on Form 10-K.

(3)
None of our non-employee directors held any shares of restricted stock on February 27, 2010.

(4)
The amounts in this column represent the grant date fair values of option awards made in fiscal 2010. In accordance with ASC 718, the grant date fair values for these awards have been determined using the Black-Scholes method and were based on the assumptions presented in Note 11 of the Notes to the Consolidated Financial Statements included in our 2010 Annual Report on Form 10-K.

(5)
The number of stock options held by the non-employee directors on February 27, 2010 was as follows: Mr. Barenbaum (96,000), Mr. Bassett (50,000), Mr. Cohn (70,000), Mr. Ezrilov (90,000), Mr. Fuld (90,000) and Ms. Jones (90,000).

(6)
Dividends of $0.06 per share were paid on October 22, 2009 and on January 27, 2010 with respect to the 10,000 shares of stock that were granted on July 29, 2009 and restricted from sale for six months.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This year we have structured the Compensation Discussion and Analysis (the "CD&A") in two sections. The first part, entitled "Discussion of 2010 Compensation Program", describes the Compensation Committee's compensation philosophy and, given the severe economic downturn in fiscal 2009, how the Compensation Committee applied and modified that compensation philosophy with respect to senior executive compensation for fiscal 2010. The second part of the CD&A, entitled "Compensation Program Framework", discusses in greater detail the principal elements of our compensation philosophy and practices.

I. Discussion of 2010 Compensation Program

        In fiscal 2009, the Company, as well as many other retail companies, faced very difficult macroeconomic conditions which negatively impacted the Company's operating results. As a result, for fiscal 2010 the Compensation Committee adjusted the application of its compensation philosophy in response to the current economic environment. For example, for fiscal 2010, the Committee placed more emphasis on key business goals viewed as essential to managing the Company through the current economic environment, such as maintaining a strong cash position and reducing the Company's cost structure. The compensation objectives for fiscal 2010 are reflective of that philosophy.

        With this context in mind, the Committee's compensation decisions for fiscal 2010 struck a balance among three key factors: maintaining a consistent pay for performance philosophy and practice, driving the Company's short-term business goals given the current environment, and motivating, rewarding and retaining senior executives on a pay for performance basis, addressing both long-term and short-term performance objectives. In addition, the fiscal 2010 compensation programs reflect the Committee's long-term compensation goal of aligning our executive officers' interests with the interests of our stockholders.

        Accordingly, the Committee made the following decisions for fiscal 2010 compensation for the executive officers named in the Summary Compensation Table (the "Named Executive Officers"):

  •
  None of the Named Executive Officers received any salary increases in fiscal 2010.

  •
  To emphasize certain key business goals for fiscal 2010, the Committee adopted a second performance measurement of cash generated from operations, in addition to a pre-tax earnings target, such that the entry level for both performance measurements had to be met or exceeded before the Named Executive Officers would be eligible for a cash incentive under the Company's annual incentive plan.

  •
  Stock options were awarded to a much smaller group of individuals consisting of nine key members of management who the Committee, in consultation with the Chief Executive Officer (other than with respect to the Chief Executive Officer), identified as important to both reward and retain through the use of a special stock option grant. The Committee awarded to the Named Executive Officers and several of the other senior executives stock options which in the aggregate represented a larger number of options than were awarded in the previous fiscal year but which constituted a lower dollar value as compared to the prior fiscal year. The award of these stock options was also to address the substantially reduced value of the senior executives' equity interest in the Company. To serve as a long-term retention device, the Committee extended the vesting of the stock options from a three-year to a five-year period.

  •
  The Committee continued its recent practice of awarding both performance-based and time-based restricted stock as part of our increased focus on a performance-based management system such that 67% of the restricted stock awards to Ms. Nagler, 40% of the restricted stock awards to Mr. Carter, and 60% of the restricted stock awards to the other Named Executive Officers are performance-based and earned only if the Company achieves the performance goals for fiscal 2010 related to such awards.

  •
  The threshold performance level for the performance-based restricted stock awards in fiscal 2010 was set at 100% of the target as compared to a threshold of 80% of the target with respect to the fiscal 2009 awards.

  •
  The aggregate value of the equity awards for fiscal 2010 as measured by the Committee at the time of grant was less than the value of the equity awards granted to those Named Executive Officers who received equity awards for fiscal 2009.

        At the July 2009 Annual Meeting of Stockholders, the stockholders approved a new annual cash incentive plan. The new plan contains a broad range of financial or operational measurements on which the Compensation Committee can base annual cash incentives, rather than being limited to the one performance measurement contained in the previous cash incentive plan. The Committee believes this additional flexibility will allow it to design annual incentive compensation that can be reflective of the current business environment and focus performance on the Company's key initiatives or metrics in response to the then current business environment.

II. Compensation Program Framework

Overview

        This CD&A describes the major elements of our compensation program for the Named Executive Officers. This CD&A also discusses the objectives, philosophy, process and decisions underlying the compensation of the Named Executive Officers. The CD&A should be read together with the executive compensation tables and related footnotes found later in this proxy statement.

        The Compensation Committee of our Board of Directors is composed entirely of independent directors, as determined under the NYSE rules and Section 162(m) of the Internal Revenue Code. The Compensation Committee oversees our compensation and benefits policies and oversees and sets the compensation for the Chief Executive Officer and the other Named Executive Officers.

        The principal elements of our executive compensation program for fiscal 2010 were:

  •
  base salary;

  •
  annual cash incentives;

  •
  long-term incentives; and

  •
  severance arrangements with two of our Named Executive Officers.

Compensation Program Objectives and Reward Philosophy

        As a retail company, we operate in a highly competitive and challenging industry and experienced senior executives have the opportunity for considerable mobility. Attracting, motivating and retaining talented executives who will drive our marketplace success is a critical component of our ongoing compensation programs. In light of the competitive environment, our Compensation Committee believes that our compensation program should be designed with a dual purpose: (1) to provide a level of total compensation required to both attract and retain talented and experienced key executives; and (2) to provide rewards to motivate individual performance in a manner designed to promote the success of the Company. The Compensation Committee is guided by the following key objectives and reward philosophies in the design and implementation of our executive compensation program:

  •
  Competitive Pay.  Our compensation program is designed to provide a total compensation package comprised of base salary and annual and long-term incentives that approximates the median level of compensation packages and practices of our peer group companies, as well as of retail companies in general.

  •
  Pay for Performance.  Our compensation program is intended to motivate our executive officers, including the Named Executive Officers, to drive our business and financial results and is designed to reward both short-term performance as well as sustainable performance over a longer period of time. A considerable portion of each executive's compensation is conditioned upon the achievement of pre-established financial objectives.

  •
  Alignment with Stockholders.  By providing to our executive officers stock incentives that constitute a considerable part of their total compensation, our executive officers' interests should be aligned with the interests of our stockholders. Our compensation program should motivate and reward our executive officers to drive performance which leads to the enhancement of long-term stockholder value.

Process and Market Considerations

Process

        In making its compensation decisions, the Compensation Committee takes into account the recommendations of the Chief Executive Officer as to compensation, including cash incentives, stock option and restricted stock awards, to be awarded to the other Named Executive Officers. Other than providing such recommendations, our Chief Executive Officer does not participate in the Compensation Committee's decisions regarding executive compensation. All such decisions are made by the Compensation Committee. Our Compensation Committee, as described below, has in the past engaged outside compensation consultants to assist with compensation-related matters when deemed appropriate. The Company did not engage or use a compensation consultant in setting fiscal 2010 compensation. Rather, the Compensation Committee relied on the market data described under "Competitive Market Assessment" that had been developed for its use previously, together with updated information as to recent compensation trends or developments.

        In making decisions with respect to each component of executive compensation, our Compensation Committee typically takes into consideration the impact of the total value of these components for each executive and all executives as a group. In conjunction with making the annual executive compensation awards, the Compensation Committee reviews for each of the Named Executive Officers information regarding the executive's annual compensation, as well as comparative market data. The total amount of annual compensation provided to the Named Executive Officers is provided in the Summary Compensation Table in this proxy statement.

Competitive Market Assessment

        In fiscal 2008, the Compensation Committee engaged Towers Perrin, an independent compensation consultant, to review and analyze our overall compensation program and to conduct a competitive market assessment for executives and select management positions. In evaluating the competitiveness of our compensation programs, Towers Perrin reviewed, and provided to the Compensation Committee, market data from the following sources:

  •
  Proxy Analysis of Peer Companies.  As part of the market assessment in 2008, the Compensation Committee considered the compensation practices of a peer group of 21 companies from the specialty retail industry as listed below. Since that time, there have been changes with respect to a number of companies within the group, several have been acquired or gone private (and thus data is not readily available regarding their compensation practices) and others have undergone a major restructuring. As a result, the Committee has determined that in fiscal 2011, with the assistance of a new compensation consultant, it will adopt an updated peer group of companies.

Aeropostale, Inc.	Charming Shoppes Inc.	New York & Company, Inc.
Ann Taylor Stores Corp.	Chico's FAS, Inc.	Pacific Sunwear of California, Inc.
bebe stores, inc.	Childrens Place Retail Stores	The Talbots, Inc.
The Buckle Inc.	Coldwater Creek, Inc.	Tween Brands Inc.
Cache Inc.	The Dress Barn, Inc.	United Retail Group, Inc.
The Cato Corporation	The Gymboree Corp	Urban Outfitters, Inc.
Charlotte Russe Holding, Inc.	Hot Topic, Inc.	Wet Seal, Inc.
  •
  External Surveys.  In analyzing the competitiveness of our compensation program, Towers Perrin reviewed the following three external surveys covering both general and retail industries: (1) Towers Perrin Executive Compensation Database, (2) Watson Wyatt Report on Compensation and (3) William Mercer Compensation Surveys.

        Towers Perrin also conducted a specific review of our annual and long-term incentive programs in fiscal 2008 and assisted the Compensation Committee in developing revised programs for fiscal 2009. The Committee's decisions with respect to fiscal 2010 compensation design were based in part on the design of the fiscal 2009 compensation.

Our Fiscal 2010 Executive Compensation Program

Agreements with the Named Executive Officers

        Summary of Employment Agreement with Lorna E. Nagler.    Lorna E. Nagler was elected President and Chief Executive Officer effective August 31, 2007. We entered into an employment agreement with Ms. Nagler, pursuant to which we agreed to pay Ms. Nagler an annual base salary of $850,000 for each of fiscal 2009 and 2010. Thereafter Ms. Nagler's base salary will be reviewed and adjusted by the Compensation Committee; provided, however, that Ms. Nagler's base salary cannot be reduced below $850,000 or Ms. Nagler's base salary for fiscal year 2010, whichever is higher. The employment agreement provides that Ms. Nagler is eligible to earn an annual bonus each fiscal year of up to 100% of her then-current base salary in accordance with our senior executive incentive plan as in effect from time-to-time. The agreement provides that the Company shall grant Ms. Nagler 40,000 shares of the Company's common stock in each of fiscal 2009, 2010 and 2011, subject to the performance criteria specified in the agreement or such alternative performance criteria as agreed to by the Company and Ms. Nagler. It further provides that Ms. Nagler will be eligible to participate in, and will receive appropriate consideration by the Compensation Committee for, awards to be made under long-term incentive equity award programs that are approved by the Compensation Committee for use with the senior executives of the Company. Additional information regarding the equity awards made to Ms. Nagler in fiscal 2010 is provided in the Grants of Plan-Based Awards table in this proxy statement.

        Pursuant to Ms. Nagler's employment agreement, we agreed to pay Ms. Nagler a car allowance of $1,250 per month. We also agreed to reimburse Ms. Nagler for all reasonable and documented business expenses in accordance with our expense reimbursement policy, including, without limitation, Ms. Nagler's travel-related expenses for her travel from Ohio to Plymouth, Minnesota prior to her establishing a personal residence in the Minneapolis-St. Paul area, which occurred in fiscal 2009. We are also obligated under the agreement to pay certain expenses and compensation to Ms. Nagler in connection with her move from Ohio to the Minneapolis-St. Paul area. In fiscal 2010, Ms. Nagler was paid in the aggregate $2,225 relating to her relocation. In addition, we agreed to provide Ms. Nagler life insurance coverage with a death benefit in the amount of $2,500,000 and to provide long-term care insurance for Ms. Nagler. More specific information regarding this compensation is provided in footnote 4 to the Summary Compensation Table in this proxy statement.

        The termination and severance provisions in Ms. Nagler's employment agreement are described below under "Employment and Severance Arrangements with the Named Executive Officers".

        Summary of Employment Offer Letter to Rodney Carter.    Rodney Carter was appointed Executive Vice President, Chief Financial Officer in June 2009. In connection with his appointment, Mr. Carter executed an offer letter from the Company (the "Offer Letter") entitling him to (i) a base salary in the amount of $475,000 per year, (ii) a guaranteed bonus for fiscal 2010 in the amount of $100,000 and (iii) participate in our annual incentive plan whereby Mr. Carter was eligible to receive, based on the Company's achievement of certain performance objectives, an annual bonus of up to 100% of his fiscal 2010 base salary. Pursuant to the Offer Letter, Mr. Carter also received the following equity awards under our 2005 Stock Incentive Plan:

  •
  a non-qualified stock option to purchase 40,000 shares of our common stock which vests ratably over a five-year period;

  •
  a non-qualified stock option to purchase 30,000 shares of our common stock which vests ratably over a three-year period;

  •
  45,000 shares of time-based restricted stock which vest ratably over a three-year period; and

  •
  30,000 shares of performance-based restricted stock which vest ratably over a three-year period provided that certain performance objectives are achieved at the maximum level.

Consistent with Company policy for senior executive positions, Mr. Carter will also be reimbursed for certain specified relocation expenses incurred as a result of his relocation to the Minneapolis, Minnesota area.

        In conjunction with the offer of employment, we entered into an agreement with Mr. Carter providing certain severance benefits to Mr. Carter in the event that we terminate him without "cause", as defined in the agreement. The termination and severance provisions in Mr. Carter's agreement are described below under "Employment and Severance Arrangements with the Named Executive Officers".

        Analysis of Employment Offer Letter to Rodney Carter.    In assessing and determining the appropriate level of compensation for Mr. Carter, the Compensation Committee considered a variety of information and data. This included an analysis with respect to similar positions, both locally and nationally, with responsibilities similar in scope to those of Mr. Carter who manages the finance function and also has responsibility over the Information Technology, Real Estate and Construction, and Supply Chain and Logistics Departments. In that regard, the Committee evaluated comparable salaries, equity grants and bonus eligibility, as well as total compensation. The Committee also considered and reviewed Mr. Carter's prior compensation, with a goal of providing compensation that was competitive to the compensation he had been earning in his prior position after taking into account the relative differences in overall size of the two companies. The Committee also reviewed and considered information showing the relative relationship between Mr. Carter's proposed compensation and the compensation of our other senior executive officers. The Committee agreed to provide severance benefits to Mr. Carter as an inducement to Mr. Carter to accept the position and to relocate to the Minneapolis area.

        Agreement with Ms. Connell.    A discussion of the terms of Ms. Connell's agreement with the Company is found on page 40.

Total Fiscal 2010 Compensation

        The Compensation Committee does not have a specific policy for allocating between annual and long-term compensation or between cash and equity compensation. In fiscal 2010, all annual compensation was in the form of cash, and all long-term compensation was in the form of equity. For Ms. Nagler, 51% of her fiscal 2010 compensation was in the form of annual cash compensation and 49% was in the form of long-term equity compensation. For Mr. Carter, 48% of his fiscal 2010 compensation was in the form of annual cash compensation and 52% was in the form of long-term equity compensation. For Mr. Lyftogt, 70% of his fiscal 2010 compensation was in the form of annual cash compensation and 30% was in the form of long-term equity compensation. For Ms. Connell, 72% of her fiscal 2010 compensation was in the form of annual cash compensation and 28% was in the form of long-term equity compensation. For Ms. Dahl, 81% of her fiscal 2010 compensation was in the form of annual cash compensation and 19% was in the form of long-term equity compensation. For Mr. Thompson, 63% of his fiscal 2010 compensation was in the form of annual cash compensation and 37% was in the form of long-term equity compensation.

        The Committee's goal over time is to provide a total compensation package that approximates the median level of our peer group. To assist the Committee in meeting this objective, the Committee has determined to engage a compensation consultant in fiscal 2011 with expertise in both executive compensation and the specialty retail market. As part of this process, the selected firm will be assisting the Committee in establishing an updated peer group.

        Fiscal 2010 Base Salaries.    The base salary for Ms. Nagler for fiscal 2010 was $850,000, as set forth in her employment agreement, and was the same salary she earned in fiscal 2009. None of the other Named Executive Officers received a salary increase in or for fiscal 2010.

        The salary column in the Summary Compensation table below contains the annual base salary earned for 2010 by each of the Named Executive Officers.

Annual Cash Incentives

        Annual Cash Incentive Plan.    The Compensation Committee adopted, and our stockholders approved, an annual cash incentive plan for our senior executives in 2006. The primary objective of our 2006 Senior Executive Incentive Plan is to provide annual cash incentives for our executive officers to achieve our strategic goals. This is consistent with our pay for performance philosophy. Historically under this plan our Compensation Committee annually sets a pre-tax, pre-bonus earnings goal against which actual results for the year would be measured to determine whether bonuses would be paid under the annual incentive plan, and, if so, the amount of such bonuses. For fiscal 2010, however, our Compensation Committee adopted a second performance measurement, operating cash flow (pre-bonus) generated in fiscal 2010, such that both of these performance measurements must be met before a Named Executive Officer would be eligible for an award.

        Potential Amount of Annual Cash Incentive Payout.    The Compensation Committee reviews and approves an annual incentive target payout amount (which is a dollar amount stated as a percentage of base salary) under the annual incentive plan for each Named Executive Officer. This determination is made based on comparative data reviewed and considered by the Compensation Committee, including information discussed under "Competitive Market Assessment". For fiscal 2010, Ms. Nagler was eligible to earn a bonus of up to 150% of her base salary. Mr. Carter, Ms. Connell, Ms. Dahl and Mr. Thompson were eligible to earn a bonus of up to 100% of their base salaries. Mr. Lyftogt was eligible to earn a bonus of up to 80% of his base salary.

        2010 Annual Cash Incentive Plan Performance Goals and Results.    The two performance measures approved by the Compensation Committee with respect to the annual cash incentive plan for fiscal 2010 were formulated to reward the achievement of the following objectives in what was anticipated to be a challenging fiscal year given the retail and macroeconomic environment:

  •
  Significant reductions in SG&A expenses;

  •
  Provide incentives to maintain our customer base;

  •
  Develop merchandise offerings which have significant appeal to both new and existing customers; and

  •
  Provide incentives to maintain merchandise margins.

        For fiscal 2010, the Compensation Committee determined that each participant would earn an annual incentive bonus based on their salary if we achieved both pre-tax, pre-bonus earnings that equaled or exceeded 100% of the pre-tax, pre-bonus earnings target ("Target") and 100% of the target for pre-bonus cash flow generated from operations. The table below shows the percentage of salary Ms. Nagler and the other Named Executive Officers would earn at 100%, 120% and 150% of Target for both performance measurements.

	100% of Target	120% of Target	150% of Target
Lorna E. Nagler	30%	75%	150%
Rodney Carter	20%	50%	100%
Michael J. Lyftogt	16%	40%	80%
Susan C. Connell	20%	50%	100%
Monica L. Dahl	20%	50%	100%
Gary A. Thompson	20%	50%	100%

        In order for there to be a payout under the plan, the Company would need to reach or exceed both the pre-tax-earnings target of ($4,591,500) and the operating cash flow (pre-bonus) target of $29,718,335. For fiscal 2010, the Company's pre-tax, pre-bonus earnings exceeded the maximum level set under the plan; however, its operating cash flow (pre-bonus) did not reach the Target. As a result, no cash incentives were paid to the Named Executive Officers under the plan for fiscal 2010. However, as described below under "Discretionary and Guaranteed Bonuses", our Compensation Committee did approve the payment of discretionary cash bonuses to several of the Named Executive Officers, which discretionary bonuses were considerably less than such individuals would have received at 100% of Target.

        Discretionary and Guaranteed Bonuses.    The Compensation Committee decided to pay discretionary bonuses as described below based upon the Company's financial and operating results in fiscal 2010 including, but not limited to the fact that:

  •
  the Company's operating results and earnings per share exceeded both the Company's plan and the "maximum" under the Company's annual incentive plan;

  •
  the Company's SG&A expenses were reduced year-over-year by more than $30 million;

  •
  the Company's e-Commerce revenues grew substantially;

  •
  the Company's savings in both reduced occupancy expenses and freight expense were considerable; and

  •
  the Company made a number of investments to drive the future success of the business, including a customer relationship management loyalty program, a dual store, capsule stores and distribution center investments.

        In recognition of these results and as a reward for their performance and contributions in fiscal 2010, the Compensation Committee authorized discretionary bonuses as follows: Ms. Nagler, $75,000; Ms. Connell, $0; Ms. Dahl, $30,000; Mr. Lyftogt, $25,000; Mr. Thompson, $25,000, which amounts, except in the case of Ms. Nagler, were based on the recommendations of Ms. Nagler and the Committee's views as to the performance and accomplishments of such individuals in fiscal 2010. The determination of the amount of Ms. Nagler's discretionary bonus was made by the Committee and was based on the performance of Ms. Nagler and of the Company in fiscal 2010, in particular the accomplishments described above. In addition, Mr. Carter was paid a bonus of $100,000 pursuant to the terms of his offer letter in connection with his joining the Company in June of 2009.

Long-Term Equity Incentives

        Program Design for Long-Term Equity Incentives.    In general, we review whether to grant long-term equity incentive awards to our executive officers near the end of or shortly following each fiscal year and, to the extent we approve such awards, they are effective as of the first day of our April trading window. The primary objectives of our equity incentive program are to:

  •
  retain key executives in a competitive market for talent;

  •
  more closely align executive interests with stockholder interests by directly conditioning a significant portion of the executive's compensation on his or her performance, as well as Company performance; and

  •
  generate in our executives a strategic long-term interest in our performance rather than just on short-term financial success.

        The Committee's approach to long-term equity incentives is to balance between stock options and restricted stock awards (time-based and performance-based). This allows us to provide a mix of long-term equity awards that has an effective incentive and retention impact across a range of business and industry conditions. This approach is also reflective of changes in accounting regulations for equity compensation and developments in competitive market practices. We have increased our emphasis on performance-based stock-based awards as part of our increased focus on accountability and on a performance-based management system. As a result, we implemented certain changes to our long-term incentive compensation program beginning in fiscal 2009 to improve our compensation program and to reflect our pay for performance philosophy. In fiscal 2009, we awarded shares of performance-based restricted stock as part of our annual grants to executive officers, in addition to awards of non-qualified stock options and shares of time-based restricted stock. The Committee continued this practice of awarding performance-based restricted stock in fiscal 2010.

        All equity-based awards to the Named Executive Officers in fiscal 2010 were made under our Amended and Restated 2005 Stock Incentive Plan. The following types of equity compensation awards were used in fiscal 2010:

  •
  Non-qualified stock options.  The exercise price of each option granted in fiscal 2010 was equal to the final closing price of our common stock as reported on the NYSE on the date of grant. Stock options granted in fiscal 2010 vest ratably over a five-year period and have a ten-year term. In fiscal 2010, stock option grants were awarded to a more limited group of individuals who were identified as key contributors of the Company. To reinforce the retention aspects of the awards, the vesting schedule was extended to five-year prorated vesting as compared to the three-year pro rata vesting that had been used in the past. As the potential value ultimately realized by the option holder upon exercise increases with improvement in our stock price, stock options provide an incentive for our executives to drive performance leading to increases in long-term stockholder value.

  •
  Restricted stock with time-based vesting.  All shares of time-based restricted stock granted in fiscal 2010 vest one-third each on the three anniversaries of the grant date, provided the executive officer remains continuously employed with us during that entire period. The use of three-year pro rata vesting was a change from the prior year grants which vested in full on the third anniversary of the date of grant to be consistent with the majority of the peer group. These awards are designed primarily to attract and retain senior executives. Because the value of a time-based restricted stock award increases as the market value of our stock increases, time-based restricted stock also provides an incentive for award recipients to drive performance that leads to improvement in the market value of our common stock.

  •
  Restricted stock with performance-based vesting.  The shares of performance-based restricted stock granted in fiscal 2010 are intended to provide an incentive and reward the executive for achievement of our strategic plans. The performance goal applicable to these equity grants for fiscal 2010 was an operating cash flow target based upon cash flow generated from continuing operations before capital expenditures and exclusive of interest income, dividend payments and income or sales tax collections, payments or refunds. For fiscal 2010, the Company failed to meet the minimum cash flow target and accordingly no shares of performance-based restricted stock vested in fiscal 2011 and the entire award was forfeited.

        The Compensation Committee's practice for determining equity grants to our executive officers is first to evaluate the value of compensation that should be provided as equity. As part of this process, the Chief Executive Officer, with input from selected senior officers, recommends to the Compensation Committee, for executives other than the Chief Executive Officer, the level and types of awards. The Compensation Committee reviews the Chief Executive Officer's recommendations and considers the value of such awards and issues of pay-equity among the Named Executive Officers. Using a Black-Scholes valuation methodology, the value of one share of restricted stock is approximately two to three times higher than the value of one stock option. The vesting for the equity awards is determined by the Committee.

        Our Board has adopted a policy with respect to the granting of options, restricted stock and other awards under our equity incentive plans that specifies that grants to our executive officers may only be made in or become effective within an open trading window under our insider trading policy. An exception will be made for grants in connection with the hiring or promotion of an executive officer. In the case of an offer of employment, the grant may be approved in conjunction with the offer but may not become effective until the first date of employment.

        Analysis.    Our Compensation Committee believes that the use of long-term equity incentives as a significant component of total compensation is consistent with our philosophy of aligning the interests of our executive officers with those of our stockholders and our pay for performance philosophy. The targeted value of equity awards at the time of grant is determined based on consideration of the level of responsibility and performance, scope and complexity of the position of the executive officers, competitive market data, the costs and potential stockholder dilution of the program, overall business and market conditions, and incentive and retention objectives.

        In fiscal 2010, all of the equity awards received by the Named Executive Officers were part of the annual equity awards granted in April, except for the grants to Mr. Carter which were authorized and made in conjunction with his joining the Company in June 2009 as Executive Vice President, Chief Financial Officer. The specific numbers of stock options, shares of time-based restricted stock and shares of performance-based restricted stock that were granted to each of the Named Executive Officers in fiscal 2010 are set forth in the Grants of Plan-Based Awards table in this proxy statement.

        Our Compensation Committee intends to continue to award a mix of options, time-based restricted stock and performance-based restricted stock to our senior executives.

Other Personal Benefits and Perquisites

        Primary Benefits.    The Named Executive Officers are eligible to participate in the same employee benefit plans in which all other eligible salaried employees participate. These plans include medical, dental, life insurance, disability and a qualified retirement savings plan.

        Perquisites.    Our Named Executive Officers are primarily compensated with cash and equity and not perquisites. The Compensation Committee does not view perquisites, which are mainly used to recruit and retain executive talent, to be an important element of the executive compensation program. Ms. Nagler and Ms. Dahl received a monthly car allowance in fiscal 2010. We paid the premiums on term and whole life insurance and long-term disability policies for Ms. Nagler in fiscal 2010. During fiscal 2010, we reimbursed two of the Named Executive Officers for moving and relocation expenses, and both Ms. Nagler and Mr. Carter received gross-up payments for such expenses. As discussed on page 22, we agreed to provide Ms. Nagler with certain perquisites in connection with her relocation to Minnesota. Such perquisites will not be provided to Ms. Nagler on an on-going basis. As noted on page 23, we agreed to reimburse Mr. Carter for certain travel expenses, moving expenses, temporary living expenses and realtor fees. These perquisites relate to Mr. Carter's relocation to Minnesota and will not be provided to Mr. Carter on an on-going basis. Detailed information regarding the personal benefits and perquisites paid to the Named Executive Officers in fiscal 2010 is provided in footnote 4 to the Summary Compensation Table in this proxy statement.

Severance Benefits

        Severance benefits are part of our overall compensation philosophy in order to both attract and retain highly qualified key executives and provide competitive total compensation. The Compensation Committee considers severance benefits to be an important element of a competitive compensation package but does not consider severance benefits to be a significant factor in determining annual total compensation. We have entered into employment agreements containing severance provisions with Ms. Nagler and Mr. Carter. None of the other Named Executive Officers have an employment agreement or other severance arrangement; however, under Ms. Connell's non-compete agreement, she may be entitled to a payment following an involuntary termination that is not for "cause". See "Employment and Severance Agreements with the Named Executive Officers" in this proxy statement at pages 39-40.

        The severance provisions provide certain benefits upon termination of employment depending on the circumstances of termination, excluding termination for cause (as defined in the severance agreement) and including a change of control. The Compensation Committee believes that providing change of control benefits to the executive officers helps the executives focus their efforts on performing their day-to-day duties by providing the executives with assurances that they will continue to receive compensation in the event of a change of control transaction. Further, it is the Compensation Committee's belief that providing change of control benefits should eliminate or reduce the reluctance of executive management to pursue potential change of control transactions that may be in the best interests of our stockholders. The severance arrangements with our executive officers contain a "double trigger" for change of control benefits, which means that there must be both a change of control and a termination of employment for the provisions to apply. The Compensation Committee believes that a "double trigger" design is more appropriate for severance benefits than the "single trigger" design, as it prevents payments in the event of a change in control where the executive continues to be employed without an adverse effect on compensation, role and responsibility or job location. For details regarding the terms of the severance provisions in the employment agreements and the amounts each executive officer would have received under the applicable agreement based on a hypothetical termination date of February 27, 2010, see "Potential Payments Upon Termination or Change in Control" on page 40.

Section 162(m) Policy

        Under Section 162(m) of the Internal Revenue Code, we must meet specified requirements related to our performance and stockholder approval of certain compensation arrangements in order for us to fully deduct compensation in excess of $1,000,000 paid to certain Named Executive Officers. The 2006 Senior Executive Incentive Plan was approved by stockholders in 2006 and includes specific performance criteria; therefore, annual incentive awards granted under the 2006 Senior Executive Incentive Plan are deemed to meet the requirements of Section 162(m). The Compensation Committee believes that compensation paid pursuant to the 2006 Senior Executive Incentive Plan will be deductible. At the 2009 Annual Meeting of Stockholders, the Company's stockholders approved the Christopher & Banks Corporation 2009 Qualified Annual Incentive Plan. That plan includes specific performance criteria and therefore incentive awards granted under that plan are deemed to meet the requirements of Section 162(m) as well. The Compensation Committee believes that any compensation paid in the future pursuant to the Christopher & Banks Corporation 2009 Qualified Annual Incentive Plan will be deductible.

        The stockholders approved the Amended and Restated 2005 Stock Incentive Plan at the 2005 Annual Meeting of Stockholders. Therefore, compensation attributable to stock options, stock appreciation rights and performance awards will be deductible.

        The compensation paid in fiscal 2010 subject to the Section 162(m) cap did not exceed $1,000,000 for any of the Named Executive Officers and will therefore be deductible.

        The Compensation Committee intends to continue its practice of paying competitive compensation consistent with our philosophy to attract, retain and motivate executive officers to manage our business in the best interests of the Company and our stockholders. The Compensation Committee, therefore, may choose to provide non-deductible compensation to our executive officers if it deems such compensation to be in our best interests or the best interests of our stockholders. The Compensation Committee recognizes that the compensation payable to Ms. Nagler during fiscal 2011 pursuant to Ms. Nagler's employment agreement may exceed the Section 162(m) $1,000,000 cap.

Stock Ownership Guidelines

        We have adopted stock ownership guidelines for our executive officers that are consistent with the Board's desire and expectation that management build a long-term commitment to our Company by acquiring and holding stock. Although compliance is not mandatory, it will be taken into consideration when evaluating future equity-based grants to executive officers. These guidelines call for (1) the President and Chief Executive Officer to hold shares of our common stock equal to at least 1 times his or her annual salary, (2) the Executive Vice Presidents and Chief Merchandising Officer to hold shares of our common stock equal to at least .75 times their annual salary, (3) the Senior Vice Presidents to hold shares of our common stock equal to at least .5 times their annual salary and (4) the Vice Presidents to hold shares of our common stock equal to at least ..25 times their annual salary. Executive officers serving as of February 21, 2007, the date the stock ownership guidelines were adopted, are encouraged to comply with the guidelines by February 21, 2012. Executive officers joining us after February 21, 2007 are encouraged to comply with the guidelines within five years of the date of their initial election as an officer.

        We have also established stock ownership guidelines for non-employee directors. Each director is expected to achieve and maintain stock ownership of 10,000 shares by the fourth anniversary of the date he or she joined the Board. As of May 1, 2010, all of the directors with four years of service on the Board had met this requirement.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended February 27, 2010.

Members of the Compensation Committee*
James J. Fuld, Jr., Chairperson Martin L. Bassett Mark A. Cohn Anne L. Jones

*
Although Mr. Snyder joined the Compensation Committee on May 26, 2010, the Compensation Committee Report was approved by the Committee prior to that date and therefore he does not appear as a signatory to the Report.

Compensation Risk Analysis

        We believe that our compensation program reflects an appropriate mix of compensation elements and balances current and long-term performance objectives, cash and equity compensation, and risks and rewards associated with executive roles. The following features of our compensation program illustrate this point:

  •
  reasonable goals and objectives in our incentive programs;

  •
  our long-term incentives provide a defined range of payout opportunities (generally ranging from 80% to 120% of target);

  •
  total direct compensation levels include long-term, equity-based incentive awards with vesting schedules that fully materialize over a number of years;

  •
  equity incentive awards are granted annually so executives always have unvested awards that could decrease significantly in value if our business is not managed for the long-term; and

  •
  training on our Code of Conduct and other policies that educate our employees on appropriate behaviors and the consequences of taking inappropriate actions.

        Based on the above combination of program features, we believe that (i) our executives are encouraged to manage the Company in a prudent manner, and (ii) our incentive programs are not designed in a manner to encourage our senior business leaders to take risks that are inconsistent with the Company's best interests and are not reasonably likely to have a material adverse effect on the Company.

 Summary Compensation Table

        The following table shows the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by individuals who served as our Chief Executive Officer or Chief Financial Officer and each of our three other most highly compensated executive officers during fiscal 2010 (the "Named Executive Officers").

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
Lorna E. Nagler	2010	850,000	75,000	794,200	(6)	197,213	89,433	2,005,846
President and Chief	2009	854,000	60,000	930,461	(7)	467,514	708,696	3,020,671
Executive Officer(5)	2008	403,077	250,000	483,200		473,257	62,669	1,672,203
Rodney Carter	2010	328,846	100,000	349,050	(6)	155,162	35,154	968,212
Executive Vice President,
Chief Financial Officer(8)
Michael J. Lyftogt	2010	160,000	25,000	58,520	(6)	23,666	2,572	269,758
Former Interim Chief	2009	159,865	30,000	23,232	(7)	13,104	5,185	231,386
Financial Officer;
Vice President, Finance(9)
Susan C. Connell	2010	480,000	—	125,400	(6)	63,108	6,572	675,080
Executive Vice President,	2009	479,423	45,000	179,520	(7)	98,282	105,643	907,868
Chief Merchandise Officer(10)	2008	294,231	202,500	85,350		170,844	94,938	847,863
Monica L. Dahl	2010	271,154	30,000	75,240	(6)	—	4,957	381,351
Senior Vice President,	2009	375,000	25,000	105,600	(7)	57,813	25,791	589,194
Planning & Allocation, and e-Commerce	2008	375,000	—	73,718		86,581	22,987	558,286
Gary A. Thompson	2010	285,000	25,000	125,400	(6)	55,220	4,219	494,839
Former Senior Vice
President, Store Operations(11)

(1)
Pursuant to her employment agreement, Ms. Nagler was guaranteed a bonus of $250,000 for fiscal 2008, provided she remained employed with us through February 28, 2008. Pursuant to his offer letter, Mr. Carter was guaranteed a bonus of $100,000 for fiscal 2010. For fiscal 2008, Ms. Connell received a $52,500 signing bonus and was guaranteed a bonus of $150,000, provided she remained employed with us through the date by which annual incentives are determined under the 2008 annual incentive plan, which was May 15, 2008. The other bonuses included in this column reflect discretionary bonuses paid to the Named Executive Officers.

(2)
The amounts shown in this column represent the grant date fair values of the time-based and performance-based restricted stock awards made in fiscal 2010 and fiscal 2009 and the time-based restricted stock awards made in fiscal 2008 calculated in accordance with ASC 718 based on the closing share price of our common stock on the date of grant. Additional information related to the calculation of the grant date fair value is set forth in Note 11 of the Notes to the Consolidated Financial Statements included in our 2010 Annual Report on Form 10-K.

(3)
The amounts shown in this column represent the grant date fair values of non-qualified stock option awards. In accordance with ASC 718, the grant date fair values for these awards have been determined using the Black-Scholes method and were based on the assumptions presented in Note 11 of the Notes to the Consolidated Financial Statements included in our 2010 Annual Report on Form 10-K.

(4)
All other compensation for fiscal 2010 is presented in the following table (see "Compensation Discussion and Analysis" for additional information regarding several of these items).

Name	Auto Allowance/ Company Car	401(k) Contributions (A)	Insurance Premiums (B)	Long-Term Disability Premiums	Moving and Relocation	Tax Gross Up on Reimbursed Moving and Relocation Expenses	Dividends on Restricted Stock	Total
Lorna E. Nagler	15,000	—	46,708	—	1,619	606	25,500	89,433
Rodney Carter	—	—	—	—	18,352	8,702	8,100	35,154
Michael J. Lyftogt	—	—	—	544	—	—	2,028	2,572
Susan C. Connell	—	—	—	1,632	—	—	4,940	6,572
Monica L. Dahl	231	—	—	922	—	—	3,804	4,957
Gary A. Thompson	—	—	—	559	—	—	3,660	4,219

(A)
For fiscal 2010, matching contributions by the Company to the 401(k) Plan were suspended.

(B)
The amount listed is for both life insurance and long-term care insurance and a related tax gross-up.

(5)
Ms. Nagler joined the Company as President and Chief Executive Officer on August 31, 2007.

(6)
The amounts include the grant date fair value of the target payout amounts for the fiscal 2010 performance-based restricted stock awards as follows: Ms. Nagler, $480,700; Mr. Carter, $107,400; Mr. Lyftogt, $29,260; Ms. Connell, $62,700; Ms. Dahl, $37,620; and Mr. Thompson, $62,700. The grant date fair value of the maximum potential payout amounts for the fiscal 2010 performance-based restricted stock awards were as follows: Ms. Nagler, $637,450; Mr. Carter, $161,100; Mr. Lyftogt, $43,890; Ms. Connell, $94,050; Ms. Dahl, $56,430; and Mr. Thompson, $94,050. All of our fiscal 2010 performance-based restricted stock awards were forfeited as the performance criteria was not achieved.

(7)
The amounts include the grant date fair value of the target payout amounts for the fiscal 2009 performance-based restricted stock awards as follows: Ms. Nagler, $495,961; Mr. Lyftogt, $11,616; Ms. Connell, $89,760; and Ms. Dahl, $52,800. The grant date fair value of the maximum potential payout amounts for the fiscal 2009 performance-based restricted stock awards were as follows: Ms. Nagler, $743,941; Mr. Lyftogt, $17,424; Ms. Connell, $134,640; and Ms. Dahl, $79,200. All of our fiscal 2009 performance-based restricted stock awards were forfeited as the performance criteria was not achieved.

(8)
Mr. Carter joined the Company as Executive Vice President, Chief Financial Officer on June 15, 2010.

(9)
Mr. Lyftogt was not a Named Executive Officer in fiscal 2008. Therefore, his information is only provided for the fiscal 2009 and 2010.

(10)
Ms. Connell joined the Company as Executive Vice President, Chief Merchandise Officer on July 9, 2007.

(11)
Mr. Thompson resigned from his position as Senior Vice President, Store Operations effective April 30, 2010.

(This space intentionally left blank.)

Grants of Plan-Based Awards for Fiscal 2010

        The following table provides information regarding the grants of plan-based awards made to the Named Executive Officers during fiscal 2010.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Approval Date	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lorna E. Nagler	02/17/09	04/13/09	—	—	—	—	—	—	—	125,000(5)	4.18	197,213
	02/17/09	04/13/09	—	—	—	—	—	—	75,000	—	4.18	313,500
	02/17/09	04/13/09	—	—	—	37,500(6)	75,000(6)	112,500(6)	—	—	4.18	313,500
	04/7/09	04/13/09	—	—	—	—	40,000(7)	—	—	—	4.18	167,200
	N/A	N/A	255,000	637,500	1,275,000	—	—	—	—	—	—	—
Rodney Carter	05/20/10	06/15/09	—	—	—	—	—	—	—	30,000(8)	5.37	66,498
	05/20/10	06/15/09	—	—	—	—	—	—	—	40,000(9)	5.37	88,664
	05/20/10	06/15/09	—	—	—	—	—	—	45,000	—	5.37	241,650
	05/20/10	06/15/09	—	—	—	10,000(6)	20,000(6)	30,000(6)	—		5.37	107,400
	N/A	N/A	65,769	164,423	328,846	—	—	—	—	—	—	—
Michael J. Lyftogt	02/17/09	04/13/09	—	—	—	—	—	—	—	15,000(5)	4.18	23,666
	02/17/09	04/13/09	—	—	—	—	—	—	7,000	—	4.18	29,260
	02/17/09	04/13/09	—	—	—	3,500(6)	7,000(6)	10,500(6)	—	—	4.18	29,260
	N/A	N/A	25,600	64,000	108,000	—	—	—	—	—	—	—
Susan C. Connell	02/17/09	04/13/09	—	—	—	—	—	—	—	40,000(5)	4.18	63,108
	02/17/09	04/13/09	—	—	—	—	—	—	15,000	—	4.18	62,700
	02/17/09	04/13/09	—	—	—	7,500(6)	15,000(6)	22,500(6)	—	—	4.18	62,700
	N/A	N/A	96,000	240,000	480,000	—	—	—	—	—	—	—
Monica L. Dahl	02/17/09	04/13/09	—	—	—	—	—	—	9,000	—	4.18	37,620
	02/17/09	04/13/09	—	—	—	4,500(6)	9,000(6)	13,500(6)	—	—	4.18	37,620
	N/A	N/A	54,231	135,577	271,154	—	—	—	—	—	—	—
Gary A. Thompson	02/17/09	04/13/09	—	—	—	—	—	—	—	35,000(10)	4.18	55,220
	02/17/09	04/13/09	—	—	—	—	—	—	15,000(11)	—	4.18	62,700
	02/17/09	04/13/09	—	—	—	7,500(6)	15,000(6)	22,500(6)	—	—	4.18	62,700
	N/A	N/A	57,000	142,500	285,000	—	—	—	—	—	—	—

(1)
The amounts in these columns reflect the annual cash incentive compensation amounts that potentially could have been earned during fiscal 2010 based upon the achievement of earnings and cash flow goals under the 2006 Senior Executive Incentive Plan. Because the threshold performance level was achieved for only one of the two goals, no non-equity incentive awards were earned under the 2006 Senior Executive Incentive Plan for fiscal 2010. We elected to pay discretionary bonuses to certain of the Named Executive Officers for fiscal 2010. The discretionary bonus amounts paid are included in the "Bonus" column of the Summary Compensation Table and are summarized in the Compensation Discussion and Analysis under the subheading "Annual Cash Incentives".

(2)
Awards made pursuant to the Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan.

(3)
One-third of the shares of restricted stock vested on April 13, 2010. An additional one-third of the shares of restricted stock will vest on April 13, 2011 and April 13, 2012. Dividends are paid on these shares of time-based restricted stock.

(4)
The dollar values of stock options and restricted stock disclosed in this column are equal to the grant date fair values computed in accordance with ASC 718. The fair values of the performance-based restricted stock awards were calculated using the number of shares at the target level. A discussion of the assumptions used in calculating the grant date fair value is set forth in Note 11 of the Notes to the Consolidated Financial Statements included in our 2010 Annual Report on Form 10-K.

(5)
One-fifth of the options vested on April 13, 2010. An additional one-fifth of the shares will vest on April 13, 2011, April 13, 2012, April 13, 2013 and April 13, 2014.

(6)
The shares of performance-based restricted stock are subject to forfeiture based on pre-determined corporate financial performance criteria for fiscal year 2010 as discussed in the Compensation Discussion and Analysis. To the extent that the performance-based restrictions lapse, then the shares vest as follows: (i) one-third as of the date the performance-based restrictions lapse and (ii) one-third each on April 13, 2011 and April 13, 2012. Dividends are not paid on performance-based restricted stock awards until the performance-based restrictions lapse and then only with respect to the shares as to which the restrictions have lapsed. As noted in this proxy statement on page 27, the threshold performance measurement was not met and therefore all of these shares of performance-based restricted stock have been forfeited.

(7)
These shares of performance-based restricted stock were awarded in accordance with Ms. Nagler's employment agreement. The shares of restricted stock vest if is determined that the Company's Selling, General & Administrative ("SG&A") expenses for fiscal 2010 are equal to or less than the total SG&A expenses in the budget approved by the Board of Directors on February 18, 2009. Until the restrictions on the shares of restricted stock were determined on May 25, 2010 to have lapsed, Ms. Nagler was not entitled to receive any dividends on the shares of restricted stock.

(8)
Options vest as to one-third of the shares on June 15, 2010, June 15, 2011 and June 15, 2012.

(9)
Options vest as to one-fifth of the shares on June 15, 2010, June 15, 2011, June 15, 2012, June 15, 2013 and June 15, 2014.

(10)
The unvested portion of this stock option award was forfeited on April 30, 2010, the date of Mr. Thompson's resignation.

(11)
The unvested portion of this restricted stock award was forfeited on April 30, 2010, the date of Mr. Thompson's resignation.

(This space intentionally left blank.)

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table sets forth certain information concerning equity awards held by each Named Executive Officer as of February 27, 2010.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Lorna E. Nagler	—	32,900(3)	12.08	08/31/2017	—	—	—	—
	434	—	10.56	04/14/2018	—	—	—	—
	65,800	—	12.08	08/31/2017	—	—	—	—
	—	866(4)	10.56	04/14/2018	—	—	—	—
	32,467	64,933(4)	10.56	04/14/2018	—	—	—	—
	7,534	15,066(4)	10.56	04/14/2018	—	—	—	—
	—	125,000(5)	4.18	04/13/2019	—	—	—	—
	—	—	—	—	50,000(6)	347,000	—	—
	—	—	—	—	75,000(7)	520,500	—	—
	—	—	—	—	—	—	40,000(8)	277,600
	—	—	—	—	—	—	37,500(9)	260,250
Rodney Carter	—	30,000(10)	5.37	06/15/19	—	—	—	—
	—	40,000(11)	5.37	06/15/19	—	—	—	—
	—	—	—	—	45,000(12)	312,300	—	—
	—	—	—	—	—	—	10,000(13)	69,400
Michael J. Lyftogt	11,251	—	21.47	01/7/2012	—	—	—	—
	9,000	—	18.33	01/6/2014	—	—	—	—
	8,200	—	19.45	02/7/2016	—	—	—	—
	—	2,083(14)	17.98	04/18/2017	—	—	—	—
	4,167	—	17.98	04/18/2017	—	—	—	—
	1,134	2,266(4)	10.56	04/14/2018	—	—	—	—
	—	15,000(5)	4.18	4/13/2009	—	—	—	—
	—	—	—	—	7,000(7)	48,580	—	—
	—	—	—	—	2,100(15)	14,574	—	—
	—	—	—	—	1,100(16)	7,634	—	—
	—	—	—	—	—	—	3,500(9)	24,290
Susan C. Connell	10,333	—	17.07	07/9/2017	—	—	—	—
	8,000	—	13.31	10/30/2017	—	—	—	—
	—	5,167(17)	17.07	07/9/2017	—	—	—	—
	—	4,000(18)	13.31	10/30/2017	—	—	—	—
	—	17,000(4)	10.56	04/14/2018	—	—	—	—
	8,500	—	10.56	04/14/2018	—	—	—	—
	—	40,000(5)	4.18	04/13/2019	—	—	—	—
	—	—	—	—	8,500(16)	58,990	—	—
	—	—	—	—	15,000(7)	104,100	—	—
	—	—	—	—	—	—	7,500(9)	52,050
Monica L. Dahl	4,000	—	17.90	05/10/2014	—	—	—	—
	18,000	—	16.41	11/3/2014	—	—	—	—
	16,500	—	19.45	02/7/2016	—	—	—	—
	8,400	4,200(14)	17.98	04/18/2017	—	—	—	—
	5,000	10,000(4)	10.56	4/14/2018	—	—	—	—
	—	—	—	—	4,100(15)	28,454	—	—
	—	—	—	—	5,000(16)	34,700	—	—
	—	—	—	—	9,000(7)	62,460	—	—
	—	—	—	—	—	—	4,500(9)	31,230

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock or Units That Have Not Vested (#)	Market Value of Shares of Stock or Units That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
	—	—	—	—	—	—	10,500(19)(20)	72,870
	—	—	—	—	—	—	10,500(20)(21)	72,870
	—	—	—	—	—	—	10,500(20)(22)	72,870
	—	—	—	—	—	—	10,500(20)(23)	72,870
Gary A. Thompson	3,500		6.80	06/30/18	—	—	—	—
	—	7,000(24)	6.80	06/30/18	—	—	—	—
	—	35,000(5)	4.18	04/13/19	—	—	—	—
	—	—	—	—	4,000(25)	27,760	—	—
	—	—	—	—	15,000(7)	104,100	—	—
	—	—	—	—	—	—	7,500(9)	52,050

(1)
The amounts in this column equal the number of shares of restricted stock indicated multiplied by the closing price of our common stock ($6.94) on February 26, 2010, the last business day of fiscal 2010.

(2)
The amounts in this column equal the number of shares of restricted stock indicated multiplied by the closing price of our common stock ($6.94) on February 26, 2010, the last business day of fiscal 2010. The amounts assume, as applicable, that the threshold number of shares of restricted stock will vest based upon the achievement of the performance goals. The amounts indicated are not necessarily indicative of the amounts that may be realized by the Named Executive Officers.

(3)
Options vest on August 31, 2010.

(4)
Options vested as to one-half of the shares on April 14, 2010 and vest as to one-half of the shares on April 14, 2011.

(5)
Options vested as to one-fifth of the shares on April 13, 2010 and vest as to one-fifth of the shares on April 13, 2011, April 13, 2012, April 13, 2013 and April 13, 2014.

(6)
Shares of restricted stock vest on April 14, 2011.

(7)
Shares of restricted stock vest as to one-third of the shares on April 13, 2010, April 13, 2011 and April 13, 2012.

(8)
Effective April 13, 2009, these shares of performance-based restricted stock were awarded pursuant to the Amended and Restated 2005 Stock Incentive Plan and a performance-based restricted stock agreement. The performance criteria for the award was based upon the Company's SG&A expenses for fiscal 2010 and shall be deemed met if the SG&A expenses for the fiscal year ending February 27, 2010, following the fiscal year-end audit, are determined to be equal to or less than the total SG&A expenses in the budget approved by the Board of Directors on February 18, 2009.

(9)
Effective April 13, 2009, these shares of performance-based restricted stock were awarded pursuant to the Amended and Restated 2005 Stock Incentive Plan and a performance-based restricted stock agreement. The amount listed is the number of shares to be awarded if performance is achieved at the threshold level. The performance criteria for the award was based upon the Company's Operating Cash Flow for fiscal 2010 and shall be deemed met for the threshold level if the Operating Cash Flow (as defined below) equals the Operating Cash Flow target in the budget approved by the Board of Directors on February 18, 2009. Operating Cash Flow shall consist of the projected cash flow generated from continuing operations as reflected in the fiscal 2010 budget approved by the Board before capital expenditures and shall exclude interest income, dividend payments, and income and sales tax collections, payments or refunds. The Company did not achieve the threshold level of performance and thus no shares were vested and the performance-based restricted stock was forfeited.

(10)
Options vest as to one-third of the shares on June 15, 2010, June 15, 2011 and June 15, 2012.

(11)
Options vest as to one-fifth of the shares on June 15, 2010, June 15, 2011, June 15, 2012, June 15, 2013 and June 15, 2014.

(12)
Shares of restricted stock vest as to one-third of the shares on June 15, 2010, June 15, 2011 and June 15, 2012.

(13)
Effective June 15, 2009, these shares of performance-based restricted stock were awarded pursuant to the Amended and Restated 2005 Stock Incentive Plan and a performance-based restricted stock agreement. The amount listed is the number of shares to be awarded if performance is achieved at the threshold level. The performance criteria for the award was based upon the Company's Operating Cash Flow for fiscal 2010 and shall be deemed met if the Operating Cash Flow equals the Operating Cash Flow target in the budget approved by the Board of Directors on February 18, 2009 as described above in footnote 9.

(14)
Options vested on April 18, 2010.

(15)
Shares of restricted stock vested on April 18, 2010.

(16)
Shares of restricted stock vest on April 14, 2011.

(17)
Options vest on July 9, 2010.

(18)
Options vest on October 30, 2010.

(19)
Shares of restricted stock vested on May 31, 2010 based on the performance criteria described in footnote 20.

(20)
The restrictions on forfeiture lapse for such shares of restricted stock if (i) Operating Income (as defined in Ms. Dahl's restricted stock agreement) for the fiscal year completed in the February prior to the lapse date is equal to or greater than the Operating Income set forth in the budget for such fiscal year approved by the Board of Directors before or shortly after the beginning of such fiscal year (the "Budgeted Operating Income"); (ii) the Operating Income for the fiscal year completed in the February prior to the lapse date must be greater than the Operating Income in the prior fiscal year; and (iii) if the Operating Income for the fiscal year completed in the February prior to the lapse date is at least 95% of the Budgeted Operating Income, the restrictions shall lapse with respect to 50% of the eligible shares and restrictions shall lapse with respect to an additional 0.10% of the eligible shares for each basis point over 95%, such that restrictions shall lapse with respect to 100% of the eligible shares at 100% of the Budgeted Operating Income.

(21)
Shares of restricted stock vest on May 31, 2011 based on the performance criteria described in footnote 20.

(22)
Shares of restricted stock vest on May 31, 2012 based on the performance criteria described in footnote 20.

(23)
Shares of restricted stock vest on May 31, 2013 based on the performance criteria described in footnote 20.

(24)
Options, which were scheduled to vest as to one half of the shares on June 30, 2010 and June 30, 2011, were forfeited upon Mr. Thompson's resignation on April 30, 2010.

(25)
Shares of restricted stock, which were scheduled to vest on June 30, 2011, were forfeited upon Mr. Thompson's resignation on April 30, 2010.

Option Exercises and Stock Vested for Fiscal 2010

        The following table sets forth certain information concerning any stock options exercised and restricted stock awards vested during fiscal 2010 with respect to the Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Lorna E. Nagler	—	—	—	—
Rodney Carter	—	—	—	—
Michael J. Lyftogt	—	—	—	—
Susan C. Connell	—	—	1,668	9,658
Monica L. Dahl	—	—	—	—
Gary A. Thompson	—	—	—	—

(1)
The value realized upon vesting of the stock awards is based on the closing stock price of our common stock on the date the award vested.

(This space intentionally left blank.)

Equity Compensation Plan Information

        The following table provides information regarding our common stock that may be issued under our equity compensation plans at February 27, 2010.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2) (c)
Equity compensation plans approved by security holders	1,592,670	$11.56	1,360,049
Equity compensation plans not approved by security holders	—	—	—

Total	1,592,670	$11.56	1,360,049

(1)
Includes the following equity compensation plans of the Company and the number of shares issuable upon exercise of outstanding options granted under each plan:

1997 Stock Incentive Plan	223,802
2002 Non-Employee Director Stock Option Plan	96,000
Amended and Restated 2005 Stock Incentive Plan	888,868
Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors	384,000
(2)
Includes the following equity compensation plans of the Company and the number of shares remaining available for issuance under each plan:

Amended and Restated 2005 Stock Incentive Plan	1,249,215
Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors	110,834

  The types of awards permitted under the two plans are stock options, stock appreciation rights, restricted stock and restricted stock units.

Payments Upon Termination or Change in Control

Employment and Severance Agreements with the Named Executive Officers

        We entered into an employment agreement with Ms. Nagler on August 31, 2007, which agreement is also described under "Agreements with the Named Executive Officers" in the Compensation Discussion and Analysis section of this proxy statement. The employment agreement provides that, if we terminate Ms. Nagler's employment without "cause" or if Ms. Nagler resigns with "good reason", then we are obligated to pay Ms. Nagler: (1) severance payments equal to her then-current base salary from the date of termination until August 31, 2010 or for a period of 12 months, whichever period of time is greater, and (2) COBRA premiums for a period equal to the severance period but not to exceed 18 months, and such premium payments are subject to a tax gross-up. If, however, following the three month anniversary of her termination date, Ms. Nagler has already secured other employment, self-employment or a consulting position, the remaining severance amount payable by us will be offset and reduced by such other cash compensation. If Ms. Nagler's employment is terminated by us without cause or by Ms. Nagler with good reason within 12 months following a "change in control," then Ms. Nagler is entitled to receive (1) a lump sum payment equivalent to one year of her then current base salary, and (2) COBRA premiums for a period not to exceed 12 months, and such premium payments are subject to a tax gross-up. In addition, all shares of restricted stock held by Ms. Nagler will immediately vest. In the event the payments to Ms. Nagler following a change in control constitute an

"excess parachute payment" under Internal Revenue Code Section 280G, Ms. Nagler is entitled to receive a tax gross-up payment sufficient to pay the initial excise tax applicable to such excess parachute payment. The terms "cause", "good reason" and "change in control" are defined in the agreement.

        We entered into an employment agreement with Mr. Carter on June 4, 2009, which agreement is also described under "Agreements with the Named Executive Officers" in the Compensation Discussion and Analysis section of this proxy statement. The employment agreement provides that if we terminate Mr. Carter's employment other than for "cause" (as defined in the agreement), then we are obligated to pay Mr. Carter (i) severance payments equal to Mr. Carter's base salary for up to twelve months and (ii) the employer portion of COBRA premiums for a period of twelve months following termination. If, however, Mr. Carter secures other employment, self-employment or a consulting position during the twelve month severance period, the severance amount payable to him shall be offset by such other cash compensation earned and/or paid or payable as a result of such employment, self-employment or consulting arrangements during the severance period. The Company's obligation to pay the employer portion of COBRA premiums will be discontinued by the Company if Mr. Carter is covered or eligible to be covered under the health and/or dental policy of a new employer.

        We entered into an employment agreement with Ms. Dahl on August 6, 2006 and such agreement expired on February 28, 2010. Our employment agreement with Ms. Dahl provided that Ms. Dahl is entitled to certain severance benefits in the event that we terminated her employment without "cause" (as defined in the agreement) on or before February 28, 2010. In such event, Ms. Dahl would receive $250,000, less any cash compensation earned by her through other employment during the severance period.

        We entered into a non-compete agreement with Ms. Connell on July 10, 2007. Pursuant to the terms of the agreement, Ms. Connell is entitled to 50% of her current annual base salary following an involuntary termination that is not for "cause", as defined in the agreement, if an irrevocable waiver of certain terms of her non-compete agreement is not issued to her by the Company within 30 days following her termination.

        We do not have any employment or severance agreements with Messrs. Lyftogt or Thompson.

Potential Payments Upon Termination or Change in Control

        The following table provides information regarding potential payments to be made to the Named Executive Officers in the event of a change in control, termination of employment as a result of death, disability, involuntary termination (without cause or for good reason) and certain terminations following a change in control. The officers are not entitled to any payments upon voluntary termination (except in the case of Ms. Nagler for a good reason termination). Amounts in the table reflect additional payments the Named Executive Officer would be entitled to assuming a termination and/or a change in control occurred on February 27, 2010. In the following table, restricted stock is listed at its dollar value as of February 26, 2010, the last business day of fiscal 2010, based on the $6.94 closing sales price of our common stock on that date. Forfeiture restrictions lapse as to all of the restricted stock following a change in control, upon the Named Executive Officer's death and if the Named Executive Officer becomes disabled, except for certain restricted stock grants made to Ms. Dahl. Forfeiture restrictions also lapse as to all of the restricted stock upon normal retirement at age 65; however, none of the Named Executive Officers had reached the age of 65 as of February 27, 2010. The values for the accelerated stock options listed in the table are calculated by multiplying (i) the difference between (a) $6.94, the closing sales price of our common stock on February 26, 2010, the last business day of fiscal 2010, and (b) the exercise price per share for that option grant by (ii) the number of shares subject to that option grant. Forfeiture restrictions lapse as to all of the stock options following a change in control.

Estimated Payments on Termination or Change in Control Payments

		Event
Name	Type of Payment	Payments Upon Death or Disability ($)	Payments Upon Change in Control ($)	Payments Upon Involuntary Termination ($)	Payments Upon Involuntary or Good Reason Termination After a Change in Control Occurs ($)
Lorna E. Nagler	Salary Continuation/Cash Severance	—	—	1,275,000	850,000
	COBRA Premiums	—	—	16,175	10,784
	Acceleration of Restricted Stock	1,925,850	1,925,850	—	—
	Acceleration of Stock Options	—	345,000	—	—

	Total	1,925,850	2,270,850	1,291,175	860,784
Rodney Carter	Salary Continuation/Cash Severance	—	—	475,000	—
	COBRA Premiums	—	—	15,980	—
	Acceleration of Restricted Stock	520,500	520,500	—	—
	Acceleration of Stock Options	—	109,900	—	—

	Total	520,500	630,400	490,980	—
Michael J. Lyftogt	Salary Continuation/Cash Severance	—	—	—	—
	COBRA Premiums	—	—	—	—
	Acceleration of Restricted Stock	143,658	143,658	—	—
	Acceleration of Stock Options	—	41,400	—	—

	Total	143,658	185,058	—	—
Susan C. Connell	Salary Continuation/Cash Severance	—	—	240,000	—
	COBRA Premiums	—	—	—	—
	Acceleration of Restricted Stock	319,240	319,240	—	—
	Acceleration of Stock Options	—	110,400	—	—

	Total	319,240	429,640	240,000	—
Monica L. Dahl	Salary Continuation/Cash Severance	—	—	250,000	—
	COBRA Premiums	—	—	—	—
	Acceleration of Restricted Stock	292,174	292,174	—	—
	Acceleration of Stock Options	—	—	—	—

	Total	292,174	292,174	250,000	—
Gary A. Thompson	Salary Continuation/Cash Severance	—	—	—	—
	COBRA Premiums	—	—	—	—
	Acceleration of Restricted Stock	288,010	288,010	—	—
	Acceleration of Stock Options	—	98,070	—	—

	Total	288,010	386,080	—	—

 ITEM 3—APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED 2006
EQUITY INCENTIVE PLAN FOR NON-EMPLOYEE DIRECTORS

        On May 26, 2010, the Board of Directors adopted, subject to stockholder approval, certain amendments (the "Director Plan Amendments") to the Amended and Restated Christopher & Banks 2006 Equity Incentive Plan for Non-Employee Directors (the "2006 Directors Plan"). If adopted by our stockholders, the Director Plan Amendments would:

  •
  Increase the number of shares authorized for issuance under the 2006 Directors Plan by 500,000 shares, from 625,000 to 1,125,000 shares;

  •
  Provide that, with respect to any awards other than stock options and stock appreciation rights that are granted after the date the Director Plan Amendments are approved by our stockholders, the number of shares available for awards will be reduced by 1.75 shares (rather than one share, as the 2006 Directors Plan currently provides) for each share covered by such award or to which such award relates;

  •
  Provide that for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2006 Directors Plan;

  •
  Delete the net share counting provision which allowed shares that were used to pay the exercise price of an award to be available again for reissuance under the 2006 Directors Plan; and

  •
  Provide that the term of each stock option and stock appreciation right may not be longer than ten years.

        The 2006 Directors Plan was initially approved by our stockholders on July 26, 2006. The Board believes that granting stock options, restricted stock awards and other awards to non-employee directors is an effective means to promote the future growth and development of the Company. Such options and awards, among other things, increase these individuals' proprietary interest in the Company's success and enable the Company to attract and retain qualified directors. We currently award stock options and restricted stock under the 2006 Directors Plan. As of June 2, 2010, 87,334 shares remained available for future awards under the 2006 Directors Plan.

        A copy of the 2006 Directors Plan, as amended and restated to reflect the Director Plan Amendments, is attached as Appendix B to this proxy statement. The following summary of the material terms of the 2006 Directors Plan, as amended by the Director Plan Amendments, is qualified in its entirety by reference to the full text of the 2006 Directors Plan, as amended and restated.

General

        Under the 2006 Directors Plan, the Board or one or more committees appointed by the Board may award non-qualified stock options, restricted stock awards, restricted stock unit awards, performance share awards, performance unit awards or stock appreciation rights (collectively referred to as "Award" or "Awards") to non-employee directors (the "non-employee directors") of the Company or any subsidiary of the Company. As of June 2, 2010, there were seven non-employee directors eligible to participate in the 2006 Directors Plan.

Shares Available for Awards

        The total number of shares of the Company's common stock authorized for grants of Awards to non-employee directors directly or indirectly under the 2006 Directors Plan is currently 625,000 shares of common stock. The stockholders are being requested to increase that to 1,125,000 shares in the aggregate. In addition, if the Director Plan Amendments are approved by our stockholders, awards other than stock options and stock appreciation rights that are granted after the date the Director Plan Amendments are approved by our stockholders will reduce the number of shares available for awards under the 2006 Directors Plan by 1.75 shares (rather than one share, as the 2006 Directors Plan currently provides) for each share covered by such award or to which such award relates. In addition, if the Director Plan Amendments are approved by our stockholders, for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2006 Directors Plan. If any Awards granted under the 2006 Directors plan expire or terminate prior to exercise or otherwise lapse, the shares subject to such portion of the Award are available for subsequent grants of Awards in accordance with the share counting provisions in the 2006 Directors Plan. The 2006 Directors Plan current provides that if shares of previously-owned stock that the non-employee director has owned for at least six months are used to pay the exercise price under any Award, an equivalent number of such shares will continue to be reserved and available for Awards granted under the 2006 Directors Plan. If the Director Plan Amendments are approved by our stockholders, this net share counting provision will be deleted from the 2006 Directors Plan.

        The total number of shares and the exercise price per share of common stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of the non-employee directors' interests in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

Administration, Types of Awards, and Terms and Conditions

        The 2006 Directors Plan may be administered by the Board or one or more committees appointed by the Board (the "Administrator"). Any committee appointed by the Board to administer the 2006 Directors Plan shall consist of at least two "non-employee" directors (as defined in Rule 16b-3, or any successor provision, of the Exchange Act, as amended). The Administrator has broad powers to administer and interpret the 2006 Directors Plan, including the authority: (i) to establish rules for the administration of the 2006 Directors Plan; (ii) to select the non-employee directors in the 2006 Directors Plan; (iii) to determine the types of Awards to be granted and the number of shares covered by such Awards; and (iv) to set the terms and conditions of such Awards. All determinations and interpretations of the Administrator are binding on all interested parties.

Options

        Options granted under the 2006 Directors Plan must be "non-qualified" stock options that do not qualify for special tax treatment under Section 422 of the Internal Revenue Code. No stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying common stock on the date the stock option is granted.

        The term during which any stock option granted under the 2006 Directors Plan may be exercised shall be established in each case by the Administrator, except that if the Director Plan Amendments are approved by our stockholders, such term may not be longer than ten years. Non-employee directors generally must pay for shares upon exercise of options with cash, certified check or, if permitted by the Administrator, previously-owned shares of our common stock that the non-employee director has owned for at least six months prior to the exercise of the option, valued at the stock's then "fair market value" as defined in the 2006 Directors Plan. A stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

        The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect that a non-employee director's termination as a director with the Company or a subsidiary may have on the exercisability of such option. The grants of stock options under the 2006 Directors Plan are subject to the Administrator's discretion.

Restricted Stock and Restricted Stock Unit Awards

        The Administrator is also authorized to grant awards of restricted stock and restricted stock units. Each restricted stock award granted under the 2006 Directors Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish achievement of performance criteria, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Each restricted stock unit represents the right to receive cash or shares of our common stock, or any combination thereof, at a future date, subject to continued employment, achievement of performance criteria, vesting or other conditions as determined by the Administrator. Restricted stock or a restricted stock unit award may not be transferred by the non-employee director except by will or the laws of descent or distribution.

Performance Share Awards and Performance Unit Awards

        The Administrator is authorized to grant performance share and performance unit awards. Performance share awards generally provide the non-employee director with the opportunity to receive shares of our common stock, and performance units generally provide recipients with the opportunity to receive cash awards, but only if certain performance criteria are achieved over specified performance periods. A performance share award or performance unit award may not be transferred by the non-employee director except by will or the laws of descent and distribution.

Stock Appreciation Rights ("SARs")

        A SAR may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon the exercise of a SAR, the non-employee director will receive cash, shares of common stock or some combination of cash and shares having a value equal to the excess of: (i) the fair market value of a specified number of shares of our common stock, over (ii) a specified exercise price. The specified exercise price shall not be less than 100% of the fair market value of such shares of stock on the date of grant of the SAR. If the SAR is granted in tandem with a stock option, the exercise of the SAR will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the SAR. The term during which a SAR may be exercised will be established in each case by the Administrator, except that if the Director Plan Amendments are approved by our stockholders, such term may not be longer than ten years. A SAR may not be transferred by a non-employee director except by will or the laws of descent and distribution.

Duration, Termination and Amendment

        Awards may be granted pursuant to the 2006 Directors Plan until May 25, 2016. The Board of Directors may terminate or amend the 2006 Directors Plan, except that the terms of Award agreements then outstanding may not be adversely affected without the consent of the non-employee director. The Board of Directors may not amend the 2006 Directors Plan to increase the total number of shares of common stock available for issuance under the 2006 Directors Plan, materially increase the benefits accruing to any individual or materially modify the requirements of eligibility to participate in the 2006 Directors Plan without the approval of our stockholders, if such approval is required to comply with the Internal Revenue Code or other applicable laws or regulations.

Federal Income Tax Consequences

Options

        "Non-qualified" stock options granted under the 2006 Directors Plan are not intended to and do not qualify for favorable tax treatment available to "incentive" stock options under Internal Revenue Code Section 422. Generally, no income is taxable to the non-employee director (and we are not entitled to any deduction) upon the grant of a non-qualified stock option. When a non-qualified stock option is exercised, the non-employee director generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. We normally will receive a deduction equal to the amount of compensation the non-employee director is required to recognize as ordinary income.

Restricted Stock Awards

        Generally, no income is taxable to the non-employee director in the year a restricted stock award is granted. Instead, the non-employee director will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if the non-employee director makes a "Section 83(b)" election, the non-employee director will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date the restricted stock award is granted. We normally will receive a deduction equal to the amount of compensation the non-employee director is required to recognize as ordinary taxable income.

Restricted Stock Unit Awards

        A non-employee director will recognize compensation taxable as ordinary income equal to the value of the shares of common stock or cash received, as the case may be, in the year that the non-employee director receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income.

Performance Share and Performance Unit Awards

        A non-employee director will recognize compensation taxable as ordinary income equal to the value of the shares of common stock or the cash received, as the case may be, in the year that the non-employee director receives payment. We normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income.

Stock Appreciation Rights

        Generally, a non-employee director will recognize compensation taxable as ordinary income equal to the value of the shares of common stock or the cash received in the year that the stock appreciation right is exercised. We normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income.

Special Rules for Directors Subject to Section 16 of the Exchange Act

        Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an Award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

        The Administrator intends to administer and interpret the 2006 Directors Plan and all Award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an Award.

Historical Awards under the 2006 Directors Plan

        The following table sets forth information with respect to the grants of options and restricted stock to the listed individual non-employee directors and the specified groups set forth below under the 2006 Directors Plan as of June 2, 2010, including shares underlying options that may have been exercised and shares underlying restricted stock that may have vested:

Name and Position/Group	Shares of Common Stock Underlying Options Received	Shares of Common Stock Underlying Restricted Stock Received
Current Directors who are not Executive Officers as a Group (7 persons)	423,000	118,166
Robert Ezrilov, Director Nominee	66,000	19,500
Anne L. Jones, Director Nominee	66,000	19,500
Paul L. Snyder, Director Nominee	27,000	2,500

New Plan Benefits

        No Awards made under the 2006 Directors Plan prior to the date of the Annual Meeting were made subject to stockholder approval of the Director Plan Amendments. The number and types of Awards that will be granted under the 2006 Directors Plan in the future are not determinable, as the Board of Directors will make these determinations in its sole discretion. The closing price of a share of our common stock, as reported on the NYSE on June 2, 2010, was $8.60.

Board Recommendation

        The Board recommends a vote FOR approval of the amendments to the 2006 Directors Plan. Proxies will be voted FOR approval of the amendment to the 2006 Directors Plan unless otherwise specified.

 ITEM 4—APPROVAL OF AMENDMENTS TO THE
AMENDED AND RESTATED 2005 STOCK INCENTIVE PLAN

        On May 26, 2010, the Board of Directors adopted, subject to stockholder approval, certain amendments (the "Stock Plan Amendments") to the Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan (the "2005 Stock Plan"). If adopted by our stockholders, the Stock Plan Amendments would:

  •
  Increase the number of shares authorized for issuance under the 2005 Stock Plan by 2,000,000 shares, from 2,975,000 to 4,975,000 shares;

  •
  Increase the number of shares that may be issued under the 2005 Stock Plan for awards of incentive stock options by 2,000,000 shares, from 2,975,000 to 4,975,000 shares;

  •
  Provide that, with respect to restricted stock and restricted stock unit awards granted after the date the Stock Plan Amendments are approved by our stockholders, the number of shares available for awards will be reduced by 1.75 shares (rather than one share, as the 2005 Stock Plan currently provides) for each share covered by such award or to which such award relates; and

  •
  Provide that for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2005 Stock Plan.

        The 2005 Stock Plan was initially approved by our stockholders on July 27, 2005. The purpose of the 2005 Stock Plan is to aid us in attracting, retaining, motivating and rewarding certain of our employees or employees of our affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of our goals, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of our stockholders.

        The 2005 Stock Plan currently authorizes the award of stock options, stock appreciation rights, restricted stock and restricted stock units. The Compensation Committee believes that equity incentive grants are vital to our interests and our stockholders as they play an important role in our ability to attract and retain key management, align a significant percentage of our executive's compensation to his or her performance as well as ours and generate in our executives a strategic long-term interest in our performance. We currently award stock options and restricted stock under the 2005 Stock Plan. As of June 2, 2010, 1,161,283 shares remained available for future awards under the 2005 Stock Plan.

        A copy of the 2005 Stock Plan, as amended and restated to reflect the Stock Plan Amendments, is attached as Appendix C to this proxy statement. The following summary of the material terms of the 2005 Stock Plan, as amended by the Stock Plan Amendments, is qualified in its entirety by reference to the full text of the 2005 Stock Plan, as amended and restated.

Administration

        The Compensation Committee administers the 2005 Stock Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2005 Stock Plan. Subject to the provisions of the 2005 Stock Plan, the Compensation Committee may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee has authority to interpret the 2005 Stock Plan and establish rules and regulations for the administration of the 2005 Stock Plan.

        The Compensation Committee may delegate its powers under the 2005 Stock Plan to one or more officers, except that the Compensation Committee may not delegate its powers to grant awards to executive officers who are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

Eligibility

        Any employee, officer or consultant of Christopher & Banks Corporation or an affiliate, who is selected by the Compensation Committee, is eligible to receive an award under the 2005 Stock Plan. As of June 2, 2010, approximately 6,500 employees, officers and consultants were eligible as a class to be selected by the Compensation Committee to receive awards under the 2005 Stock Plan.

Shares Available for Awards

        The 2005 Stock Plan currently provides for awards of 2,975,000 shares pursuant to stock options, stock appreciation rights, restricted stock awards and restricted stock units. If the Stock Plan Amendments are approved by our stockholders, the maximum number of shares authorized under the 2005 Stock Plan will be increased by 2,000,000 shares to 4,975,000 shares. In addition, if the Stock Plan Amendments are approved by our stockholders, restricted stock and restricted stock unit awards that are granted after the date the Stock Plan Amendments are approved by our stockholders will reduce the number of shares available for awards under the 2005 Stock Plan by 1.75 shares (rather than one share, as the 2005 Stock Plan currently provides) for each share covered by such award or to which such award relates. In addition, if the Stock Plan Amendments are approved by our stockholders, for stock appreciation rights settled in shares upon exercise, the aggregate number of shares with respect to which the stock appreciation right is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2005 Stock Plan. If awards under the 2005 Stock Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2005 Stock Plan in accordance with the share counting provisions in the 2005 Stock Plan.

        Certain awards under the 2005 Stock Plan are subject to limitations. No person may be granted options and stock appreciation rights under the 2005 Stock Plan exercisable for more than 250,000 shares of our common stock in any twelve month period. No person may be granted more than 250,000 shares of restricted stock and restricted stock units under the 2005 Stock Plan in any twelve month period.

        The Compensation Committee will adjust the number of shares and share limits described above in the case of a stock dividend, stock split, reverse stock split, combination or reclassification of our common stock, or any other increase or decrease in the number of shares of our common stock affected without receipt of consideration by us.

Type of Awards and Terms and Conditions

        The 2005 Stock Plan provides that the Compensation Committee may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee may determine to be necessary or desirable:

  •
  stock options, including both incentive stock options ("ISOs") and non-qualified stock options (together with ISOs, "options");

  •
  stock appreciation rights ("SARs") settled only in common stock;

  •
  restricted stock; and

  •
  restricted stock units.

Options and SARs

        The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. The Compensation Committee is authorized to grant SARs in tandem with or as a component of other awards ("tandem SARs") or not in conjunction with other awards ("freestanding SARs").

        Exercise Price.    The exercise price per share of an option will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant. The Compensation Committee has the discretion to determine the exercise price and other terms of SARs, except that (1) the exercise price of a tandem SAR will not be less than the exercise price of the related option, and (2) the exercise price of a freestanding SAR will be fixed as of the date of grant, and will not be less than the fair market value of a share of common stock on the date of grant. Without the approval of stockholders we will not amend or replace previously granted options or SARs in a transaction that constitutes a "repricing," under the listing standards of the NYSE.

        Vesting.    The basis for determining the exercisability of an option will be the (1) passage of a specific period of time or the occurrence or non-occurrence of certain specific non-performance related events (e.g., death, disability, termination of employment and a change of control) or (2) attainment of specified performance-based goals established by the Compensation Committee in its discretion. The Compensation Committee has the discretion to determine when and under what circumstances a SAR can be exercised.

        Exercise.    The Compensation Committee has the discretion to determine the method or methods by which an option or SAR may be exercised.

        Expiration.    Options and SARs will expire at such time as the Compensation Committee determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except in the case of an ISO held by a 10% stockholder, in which case such ISO may not be exercised more than five years from the date of grant.

        Special Limitations on ISOs.    In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either (1) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (2) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

        The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee, to receive shares of our common stock at some future date determined by the Compensation Committee. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee. The Compensation Committee will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as deemed appropriate by the Compensation Committee.

Performance Awards

        Option and SAR awards under the 2005 Stock Plan qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code. In addition, the Compensation Committee may grant restricted stock and restricted stock unit awards under the 2005 Stock Plan that are intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code ("performance awards"). A performance award will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee in compliance with Section 162(m) of the Internal Revenue Code. The Compensation Committee must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m) of the Internal Revenue Code.

        Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

        Under the 2005 Stock Plan, the Compensation Committee is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.

Duration, Termination and Amendment

        The 2005 Stock Plan has a term of ten years expiring on April 7, 2015, unless terminated earlier by the Board. The Board may at any time and from time-to-time and in any respect amend or modify the 2005 Stock Plan. The Board may seek the approval of any amendment or modification by our stockholders to the extent it deems necessary or advisable in its sole discretion for purposes of compliance with Section 162(m) or Section 422 of the Internal Revenue Code, the listing requirements of the NYSE or another exchange or securities market or for any other purpose. No amendment or modification of the 2005 Stock Plan will adversely affect any outstanding award without the consent of the participant or the permitted transferee of the award.

Effect of Change in Control

        Awards under the 2005 Stock Plan are generally subject to special provisions upon the occurrence of a "change in control" (as defined in the 2005 Stock Plan) transaction with respect to us. Under the 2005 Stock Plan, if within 12 months of a change in control there occurs a "triggering event" (as defined in the 2005 Stock Plan) with respect to the employment of the participant, any outstanding stock options, SARs or other equity awards under the 2005 Stock Plan will generally become fully vested and exercisable, and, in certain cases, paid to the participant. A triggering event is defined generally to include a termination of employment by us other than for cause, a termination of employment by the participant following a reduction in position, pay or other constructive termination event, or a failure by the successor company to assume or continue the outstanding awards under the 2005 Stock Plan. Payments under awards that become subject to the excess parachute tax rules may be reduced under certain circumstances.

Limited Transferability of Awards

        No award or other right or interest of a participant under the 2005 Stock Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such participant to any party (other than us or our subsidiaries or affiliates), or assigned or transferred by such participant otherwise than by will or the laws of descent and distribution or to a beneficiary upon the death of a participant, and such awards or rights that may be exercisable shall be exercised during the lifetime of the participant only by the participant or his or her guardian or legal representative, except that awards and other rights (other than ISOs and SARs in tandem therewith) may be exercised by such transferees in accordance with the terms of such award, but only if and to the extent such transfers are permitted by the Compensation Committee, subject to any terms and conditions which the Compensation Committee may impose thereon.

 Federal Income Tax Consequences

Grant of Options and SARs

        The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs

        Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs

        The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other than Options and SARs

        If an award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of (1) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (2) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to other awards granted under the 2005 Stock Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable, (b) the excess of (1) the fair market value of the shares received (determined as of the date such shares are received) over (2) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount.

Income Tax Deduction

        Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 2005 Stock Plan are "qualified performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2005 Stock Plan.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

        Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

        The Compensation Committee intends to administer and interpret the 2005 Stock Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

Historical Awards under the 2005 Stock Plan

        The following table sets forth information with respect to the grants of options and restricted stock to the Named Executive Officers and the specified groups set forth below under the 2005 Stock Plan as of June 2, 2010, including shares underlying options that may have been exercised and shares underlying restricted stock that may have vested:

Name and Position/Group	Shares of Common Stock Underlying Options Received	Shares of Common Stock Underlying Restricted Stock Received
Lorna E. Nagler President and Chief Executive Officer	345,000	464,500
Rodney Carter Executive Vice President, Chief Financial Officer	94,900	91,020
Michael J. Lyftogt Former Interim Chief Financial Officer, Vice President, Finance	38,350	25,300
Susan C. Connell Executive Vice President, Chief Merchandise Officer	118,100	79,950
Monica L. Dahl Senior Vice President, Planning & Allocation, and e-Commerce	47,800	73,060
Gary A. Thompson Former Senior Vice President, Store Operations	67,900	61,900
Current Executive Officers as a Group (7 persons)	772,950	821,860
Current Directors who are not Executive Officers as a Group (7 persons)	—	—
Current Employees who are not Executive Officers as a Group	290,600	253,265

New Plan Benefits

        No awards made under the 2005 Stock Plan prior to the date of the Annual Meeting were made subject to stockholder approval of the Stock Plan Amendments. The number and types of awards that will be granted under the 2005 Stock Plan in the future are not determinable, as the Compensation Committee will make these determinations in its sole discretion. The closing price of a share of our common stock, as reported on the NYSE on June 2, 2010, was $8.60.

Board Recommendation

        The Board recommends a vote FOR approval of the amendments to the 2005 Stock Plan. Proxies will be voted FOR approval of the amendments to the 2005 Stock Plan unless otherwise specified.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

        The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the amended and restated charter can be found on the Investors Relations page in the Corporate Governance section of our website at www.christopherandbanks.com. The Audit Committee of the Company's Board of Directors is currently composed of the following independent directors: Robert Ezrilov, Larry C. Barenbaum, Martin L. Bassett, Mark A. Cohn and Paul L. Snyder. The Board of Directors has reviewed the status of each of the members of its Audit Committee and has confirmed that each meets the independence requirements of the NYSE and the SEC, and that Mr. Ezrilov, Mr. Bassett and Mr. Snyder each qualify as an "audit committee financial expert", as defined by the SEC.

        Management is responsible for the Company's internal controls and the financial reporting process. Christopher & Banks' independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to hire, monitor and oversee the independent registered public accounting firm.

        In this context, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm for the fiscal year ending February 27, 2010. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

        Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by Public Company Accounting Oversight Board ("PCAOB") Rule 3526, Communication with Audit Committees Concerning Independence, as adopted by PCAOB Rule 3200T, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence. The Audit Committee also considered whether the provision of any non-audit services was compatible with maintaining the independence of PricewaterhouseCoopers, LLP as the Company's independent registered public accounting firm.

        Based upon the Audit Committee's discussions with management and the independent registered public accounting firm and the Audit Committee's review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended February 27, 2010 filed with the SEC.

Members of the Audit Committee*
Robert Ezrilov, Chair Larry C. Barenbaum Martin L. Bassett Mark A. Cohn

*
Although Mr. Snyder joined the Audit Committee on May 26, 2010, the Audit Committee Report was approved by the Committee prior to that date and therefore he does not appear as a signatory to the Report.

Independent Registered Public Accounting Firm Fees

        PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1991. The following table presents the fees for services provided by PricewaterhouseCoopers LLP for fiscal years 2010 and 2009.

	Fiscal 2010	Fiscal 2009
Audit Fees	$400,872	$356,715
Audit-Related Fees	—	60,550
Tax Fees	—	—
All Other Fees	—	—

Total	$400,872	$417,265

        Audit Fees consist of professional services rendered for the integrated audit of (a) our annual consolidated financial statements, (b) statutory and regulatory audits, consents and other services related to SEC matters, and (c) the effectiveness of internal control over financial reporting and the review of interim consolidated financial statements for each quarter.

        Audit-Related Fees consist of professional services rendered in connection with regulatory filing reviews, the disposition of the Company's Acorn business and the Company's equity incentive plans.

        Tax Fees.    We did not engage PricewaterhouseCoopers LLP to render professional services in connection with tax compliance or tax planning.

        All Other Fees relate to services rendered that do not meet the above category descriptions. We did not engage PricewaterhouseCoopers LLP to render other professional services.

Auditor Services Pre-Approval Policy

        The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for us by PricewaterhouseCoopers LLP prior to their engagement for such services. The Audit Committee has adopted a practice under which the Audit Committee established pre-approved categories of non-audit services that may be performed by PricewaterhouseCoopers LLP during the fiscal year, subject to dollar limitations set by the Audit Committee. All fees paid to PricewaterhouseCoopers LLP for services in fiscal 2010 and 2009 were approved by the Audit Committee prior to the services being rendered.

ITEM 5—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending February 26, 2011. While it is not required to do so, our Board is submitting the selection of PricewaterhouseCoopers LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so.

Board Recommendation

        The Board recommends that you vote FOR ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011. Proxies will be voted FOR ratification of this selection unless otherwise specified.

SECURITY OWNERSHIP

Beneficial Ownership of Directors, Director Nominees and Executive Officers

        The following table shows how many shares of our common stock were beneficially owned as of June 2, 2010 by each of our directors, director nominees and the Named Executive Officers and by all of our directors, director nominees and executive officers as a group. Except as otherwise provided, all of the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them, and such shares are not subject to any pledge.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)		Percent of Common Stock Outstanding
Larry C. Barenbaum	107,500		*
Martin L. Bassett	40,083		*
Mark A. Cohn	56,000		*
Robert Ezrilov	103,500		*
James J. Fuld, Jr.	112,876		*
Anne L. Jones	108,064		*
Paul L. Snyder	17,500	(3)(4)	*
Lorna E. Nagler	414,332		1.2%
Rodney Carter	79,020		*
Michael J. Lyftogt	52,928		*
Susan C. Connell	70,033		*
Monica L. Dahl	130,113		*
Gary A. Thompson	0		*
Directors and Executive Officers as a group (15 persons)	1,380,113		3.9%

*
Less than 1%

(1)
The amounts listed include the following number of shares of restricted stock that are subject to future vesting conditions and therefore cannot be transferred: Ms. Nagler, 172,000; Mr. Carter, 61,020; Mr. Lyftogt, 9,366; Ms. Connell, 34,700; Ms. Dahl, 55,460; Mr. Thompson, 0; and all directors, director nominees and executive officers as a group, 386,326.

(2)
The amounts listed include the following number of shares of common stock for which the directors and executive officers have the right to acquire beneficial ownership within 60 days from June 2, 2010, through the exercise of stock options: Mr. Barenbaum, 66,000; Mr. Bassett, 26,000; Mr. Cohn, 46,000; Mr. Ezrilov, 66,000; Mr. Fuld, 66,000; Ms. Jones, 66,000; Mr. Snyder, 0; Ms. Nagler, 171,667; Mr. Carter, 18,000; Mr. Lyftogt, 39,967; Ms. Connell, 35,333; Ms. Dahl, 61,100; Mr. Thompson, 0; and all directors, director nominees and executive officers as a group, 687,567.

(3)
Includes 15,000 shares held jointly with Mr. Snyder's spouse.

(4)
Includes 2,500 shares that have vested but are restricted from sale until December 3, 2010.

Beneficial Owners of More than Five Percent of Our Common Stock

        Based on filings made under Section 13(d) and Section 13(g) of the Exchange Act as of June 2, 2010, the persons known by us to be beneficial owners of more than 5% of our common stock were as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Common Stock Outstanding
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	3,950,250(1)	11.0%
Kornitzer Capital Management, Inc. 5420 West 61st Place Shawnee Missions, KS 66205	3,753,950(2)	10.5%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, MD 21202	3,391,217(3)	9.5%
Snow Capital Management, L.P. 2100 Georgetowne Drive, Suite 400 Sewickley, PA 15143	3,344,851(4)	9.3%
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,824,141(5)	7.9%
Royce & Associates 1414 Avenue of the Americas New York, NY 10019	2,309,673(6)	6.4%

(1)
This information is based on a Schedule 13G jointly filed with the SEC on January 27, 2010 by Franklin Resources, Inc. ("FRI"), Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC ("FAS") reporting information as of December 31, 2009. Direct or indirect subsidiaries of FRI serve as investment managers of one or more open-end or closed-end investment companies or other managed accounts that hold the shares of our common stock in the ordinary course of business. In their capacity as investment managers, the subsidiaries of FRI exercise sole investment discretion over 3,950,250 shares, in the aggregate, held as of December 31, 2009. Of the shares reported, the subsidiaries of FAS possessed sole voting power over 3,800,250 shares. Charles B. Johnson and Rupert H. Johnson, Jr., each of whom owns in excess of 10% of the outstanding common stock of FRI, may be deemed to be the beneficial owners of securities held by entities advised by FRI, FRI subsidiaries and FAS. FRI, Charles B. Johnson and Rupert H. Johnson, Jr., each disclaim beneficial ownership of the shares of common stock.

(2)
This information is based on a Schedule 13G filed with the SEC on January 22, 2010 by Kornitzer Capital Management, Inc., an investment advisor, reporting information as of December 31, 2009. Kornitzer Capital Management, Inc. has sole voting power over 3,753,950 shares, sole dispositive power over 3,670,050 shares and shared dispositive power over 83,900 shares.

(3)
This information is based on a Schedule 13G jointly filed with the SEC on February 12, 2010 by T. Rowe Price Associates, Inc. ("T. Rowe Price"), an investment advisor to T. Rowe Price New Horizons Fund, Inc. ("New Horizons"), and New Horizons, reporting information as of December 31, 2009. T. Rowe Price has sole voting power over 336,975 shares and sole dispositive power over 3,391,217 shares. New Horizons has sole voting power over 1,900,000 shares.

(4)
This information is based on a Schedule 13G filed with the SEC on January 23, 2006 by Snow Capital Management, L.P. ("Snow Capital") reporting information as of December 31, 2005. Snow Capital, an investment adviser, has sole power to vote and dispose of 3,344,851 shares.

(5)
This information is based on a Schedule 13G jointly filed with the SEC on January 29, 2010 by Black Rock, Inc. reporting information as of December 31, 2009. Effective December 1, 2009, BlackRock, Inc. completed its acquisition of Barclays Global Investors NA and certain of its affiliates (the "BGI Entities"). As a result, BlackRock, Inc. filed an amendment to the Schedule 13G previously filed by BGI Entities informing us that BlackRock Inc. is a parent holding company or control person and has sole investment discretion and sole voting power over the shares reported.

(6)
This information is based on a Schedule 13G filed with the SEC on January 22, 2010 by Royce & Associates, LLC, an investment adviser, reporting information as of December 31, 2009, and reflecting sole power to vote and dispose of 2,309,673 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our executive officers and directors to file initial reports of ownership of our securities and reports of changes in ownership of our securities with the SEC. Based on our knowledge and on written representations from our executive officers and directors, we believe that all of our directors and executive officers complied with their filing requirements in fiscal 2010, except Ms. Connell filed one late Form 4 in April 2010 reporting the exercise and sale of vested stock options and the sale of vested restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We have a written policy that all employees and directors must avoid any activity that is or has the appearance of being hostile, adverse or competitive with us, or that interferes with the proper performance of their duties or responsibilities to us. Each director and executive officer is instructed to inform our Chief Compliance Officer when confronted with any situation that may be perceived as a conflict of interest, even if the person does not believe that the situation would violate our guidelines. Waivers to these conflict rules with regard to a director or executive officer will require the prior approval of our Board.

        Each of our directors, other than our President and Chief Executive Officer, qualifies as "independent" in accordance with the NYSE rules. The NYSE independence definition includes a requirement that our Board also review the relationships concerning independence of each new director on a subjective basis. In accordance with that review, our Board has made a subjective determination as to each independent director that no relationships exist that, in our Board's opinion, would interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and by us with regard to each director's business and personal activities as they may relate to our business and our management.

        The SEC has specific disclosure requirements covering certain types of transactions that we may engage in with our directors, executive officers or other specified parties. With regard to SEC rules, in fiscal 2010 we have not engaged in any transaction, or series of similar transactions, or any currently proposed transaction, or series of similar transactions, to which we or any of our subsidiaries was or is to be a participant, in which the amount involved exceeds $120,000 and in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our common stock or members of their immediate family had, or will have, a direct or indirect material interest. In addition, no officer, director or beneficial owner of 10% of our common stock has been indebted to us in fiscal 2010.

 STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING

        In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2011 Annual Meeting of Stockholders, the written proposal must be received at our principal executive offices on or before February 14, 2011. The proposal should be addressed to Corporate Secretary, Christopher & Banks Corporation, 2400 Xenium Lane North, Plymouth, Minnesota 55441. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

        In accordance with our by-laws, in order to be properly brought before the 2011 Annual Meeting, a stockholder's notice of the matter the stockholder wishes to present, including a director nomination, must be delivered to our principal executive offices in Plymouth, Minnesota, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than March 29, 2011, and no later than April 28, 2011.

ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

        Our 2010 Annual Report to Stockholders, including financial statements for the year ended February 27, 2010, accompanies this proxy statement. Our 2010 Annual Report to Stockholders is also available on our website at www.christopherandbanks.com. Stockholders may obtain a copy of our 2010 Annual Report on Form 10-K, which is on file with the SEC, without charge by viewing the report on our website at www.christopherandbanks.com or by writing to Christopher & Banks Corporation, Attention: Investor Relations, 2400 Xenium Lane North, Plymouth, Minnesota 55441. Copies of any exhibits to the 2010 Annual Report on Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

 HOUSEHOLDING

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement, annual report or Notice, as applicable, addressed to those stockholders. This process, which is commonly referred to as "householding", potentially provides extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy statements, annual reports and notices, delivering a single proxy statement, annual report or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

        If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, annual report or notice, or if you are receiving multiple copies of these documents and wish to receive only one, please contact us in writing at Christopher & Banks Corporation, Attention: Investor Relations, 2400 Xenium Lane North, Plymouth, Minnesota 55441, or by telephone at (763) 551-5000. We will deliver promptly upon written or oral request a separate copy of our proxy statement, annual report and/or notice to a stockholder at a shared address to which a single copy of such documents was delivered.

 OTHER MATTERS

        We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business does properly come before the Annual Meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in our best interests.

By Order of the Board

Lorna E. Nagler President and Chief Executive Officer

June 14, 2010
Plymouth, Minnesota

APPENDIX A

New language is indicated by underlining, and deletions are indicated by strike-throughs.

 PROPOSED AMENDMENTS TO ARTICLE FIFTH OF THE
CHRISTOPHER & BANKS CORPORATION
RESTATED CERTIFICATE OF INCORPORATION

        FIFTH: The business and affairs of the Corporation shall be managed by the Board of Directors, and election of directors need not be by written ballot unless and to the extent the By-Laws of the Corporation so provide.

Section 1. Election of Directors.

        The number of the directors of the Corporation shall be fixed from time to time by or pursuant to the By-Laws. ~~The directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the manner specified in the By-Laws, with the members of each class to hold office until their successors are elected and qualified. At each annual meeting of stockholders of the Corporation; the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election.~~ Commencing with the 2010 annual meeting of stockholders, directors shall be elected annually for terms of one year, and shall hold office until the next succeeding annual meeting. Directors elected at the 2008 annual meeting of stockholders shall hold office until the 2011 annual meeting of stockholders; and directors elected at the 2009 annual meeting of stockholders shall hold office until the 2012 annual meeting of stockholders. In all cases. directors shall hold office until their respective successors are elected by the stockholders and have qualified.

        In the event that the holders of any class or series of stock of the Corporation having a preference as to dividends or upon liquidation of the Corporation shall be entitled, by a separate class vote, to elect directors as may be specified pursuant to Article Fourth, then the provisions of such class or series of stock with respect to their rights shall apply. The number of directors that may be elected by the holders of any such class or series of stock shall be in addition to the number fixed pursuant to the preceding paragraph of this Article Fifth. Except as otherwise expressly provided pursuant to Article Fourth, the number of directors that may be so elected by the holders of any such class or series of stock shall be elected for terms expiring at the next annual meeting of stockholders, and vacancies among directors so elected by the separate class vote of any such class or series of stock shall be filled by the remaining directors elected by such class or series, or, if there are no such remaining directors, by the holders of such class or series in the same manner in which such class or series initially elected a director.

        If at any meeting for the election of directors, more than one class of stock, voting separately as classes, shall be entitled to elect one or more directors and there shall be a quorum of only one such class of stock, that class of stock shall be entitled to elect its quota of directors notwithstanding the absence of a quorum of the other class or classes of stock.

Section 2. Newly Created Directorships and Vacancies.

        Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the one-year term during which such director was elected ~~full term of the class of directors in which the new directorship was created or the vacancy occurred~~ and until such director's successor shall been elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

A-1

APPENDIX B

SECOND AMENDED AND RESTATED
CHRISTOPHER & BANKS CORPORATION
2006 EQUITY INCENTIVE PLAN
FOR NON-EMPLOYEE DIRECTORS

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

        (a)   "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board, as the case may be.

        (b)   "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

        (c)   "Award" shall mean any grant of an Option, Restricted Stock Award, Restricted Stock Unit Award, Stock Appreciation Right or Performance Award.

        (d)   "Change in Control" shall mean:

            (i)  the occurrence of an acquisition by an individual, entity or group (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an "Acquisition") that is thirty percent (30%) or more of the Company's then outstanding voting securities;

           (ii)  at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election to the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, disability or voluntary retirement) to constitute a majority thereof;

          (iii)  the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company's voting securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company's voting securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

          (iv)  the sale or other disposition of all or substantially all of the assets of the Company;

           (v)  the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

          (vi)  the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

        (e)   "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(d), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

        (f)    The "Company" shall mean Christopher & Banks Corporation, a Delaware corporation.

        (g)   "Fair Market Value" as of any date shall mean (i) if such stock is listed on the New York Stock Exchange, any other established stock exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the New York Stock Exchange, any other established stock exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

        (h)   The "Internal Revenue Code" or "Code" is the Internal Revenue Code of 1986, as amended from time to time.

        (i)    "Option" means a nonqualified stock option granted pursuant to the Plan.

        (j)    "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

        (k)   The "Participant" means (i) a non-employee director of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 9; (ii) a non-employee director of the Company or any Affiliate to whom a Restricted Stock Award or Restricted Stock Unit Award has been granted pursuant to Section 10; (iii) a non-employee director of the Company or any Affiliate to whom a Performance Award has been granted pursuant to Section 11; or (iv) a non-employee director of the Company or any Affiliate to whom a Stock Appreciation Right has been granted pursuant to Section 12.

        (l)    "Performance Award" shall mean any Performance Shares or Performance Units granted pursuant to Section 11 hereof.

        (m)  "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan. Performance Objectives may include, but shall not be limited to, any one, or a combination of, (i) revenue, (ii) net income, (iii) earnings per share, (iv) return on equity, (v) return on assets, (vi) increase in revenue, (vii) increase in share price or earnings, (viii) return on investment, or (ix) increase in market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

        (n)   "Performance Period" shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Performance Award are to be measured.

        (o)   "Performance Share" shall mean any grant pursuant to Section 11 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

        (p)   "Performance Unit" shall mean any grant pursuant to Section 11 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

        (q)   The "Plan" means the Second Amended and Restated Christopher & Banks Corporation 2006 Equity Incentive Plan For Non-Employee Directors, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

        (r)   "Restricted Stock Award" or "Restricted Stock Unit Award" shall mean any grant of restricted shares of Stock of the Company or the grant of any restricted stock units pursuant to Section 10 hereof.

        (s)   "Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 13) reserved for Options and Awards pursuant to this Plan.

        (t)    "Stock Appreciation Right" shall mean a grant pursuant to Section 12 hereof.

        (u)   A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of the Company's outstanding Stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the engagement and retention of competent directors and by furnishing incentive to directors upon whose efforts the success of the Company and its Affiliates will depend to a large degree.

        It is the intention of the Company to carry out the Plan through the granting of "nonqualified stock options" pursuant to Section 9 of this Plan; through the granting of Restricted Stock Awards and Restricted Stock Unit Awards pursuant to Section 10 of this Plan; through the granting of Performance Awards pursuant to Section 11 of this Plan; and through the granting of Stock Appreciation Rights pursuant to Section 12 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. Any Awards granted prior to the date this Plan is approved by the shareholders of the Company shall be expressly subject to receipt of such approval.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective following its adoption by the Board of Directors, and its approval by the stockholders of the Company on the date of the 2010 Annual Meeting of Stockholders, as required in Section 2.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the option price; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective agreements evidencing each Award (which may vary from Participant to Participant), and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those non-employee directors of the Company or of any Affiliate to whom Awards shall be granted under this Plan. The Administrator may grant additional Awards, including incentive stock options, under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant and the performance criteria applicable to each Performance Award. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to be issued under this Plan shall consist of authorized but unissued shares of Common Stock. One Million and One Hundred Twenty Five Thousand (1,125,000) shares of Common Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Common Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 13 of the Plan. The following shares of Stock, multiplied by the ratio set forth in the next paragraph of this Section 6, to the extent applicable, shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) any outstanding Award that expires for any reason or otherwise terminates without an issuance of shares of Stock being made thereunder, (ii) any portion of an outstanding Option or Stock Appreciation Right that is terminated or cancelled prior to exercise, (iii) any portion of an Award that is terminated or cancelled prior to the lapsing of the risks of forfeiture on such Award or forfeited and returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, and (iv) shares of Stock covered by an Award to the extent the Award is settled in cash.

        For purposes of this Section 6, if an Award entitles the holder thereof to receive or purchase shares of Stock, the number of shares of Stock covered by such Award or to which such Award relates shall be counted, in accordance with this Section 6, on the date of grant of such Award against the aggregate number of shares of Stock available for Awards under the Plan. With respect to (i) Stock Options, (i) Stock Appreciation Rights and (iii) any Awards other than Stock Options and Stock Appreciation Rights that were granted prior to the effective date of the Plan specified in Section 3, the number of shares of Stock available for Awards under the Plan shall be reduced by one share of Stock for each share of Stock covered by such Award or to which such Award relates. With respect to any Awards other than Options and Stock Appreciation Rights that are granted after the effective date of the Plan specified in Section 3, the number of shares of Stock available for Awards under the Plan shall be reduced by 1.75 shares of Stock for each share of Stock covered by such Award or to which such Award relates. For Stock Appreciation Rights settled in shares of Stock upon exercise, the aggregate number of shares of Stock with respect to which the Stock Appreciation Right is exercised, rather than the number of shares of Stock actually issued upon exercise, shall be counted against the number of shares of Stock available for Awards under the Plan.

SECTION 7.
DURATION OF PLAN

        Awards may be granted pursuant to the Plan from time to time until May 25, 2016, which is the tenth anniversary of the Plan's initial adoption by the Board of Directors.

SECTION 8.
PAYMENT

        Participants may pay for shares upon exercise of Options or Stock Appreciation Rights granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock, or any combination thereof. Any stock so tendered as part of such payment shall be valued at such stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option or Stock Appreciation Right granted to the Participant or upon any exercise of the Option or Stock Appreciation Right by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the Option, or for such other period of time as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 9 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the nonqualified stock option. The option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Option.

        (b)    Term and Exercisability of Nonqualified Stock Option.    The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator but shall not be longer than ten years. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the Option may be exercised. If the Stock Option is not exercisable immediately, the Administrator may accelerate the exercisability of any Stock Option granted hereunder in the event of the death or disability of the Participant or provide for such acceleration in the Option Agreement.

        (c)    Transferability.    The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

        (d)    No Rights as Shareholder.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

        (e)    Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 13 hereof, without the prior approval of the Company's shareholders, evidenced by a majority of votes cast, the Administrator shall not cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

        (f)    Other Provisions.    The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 10.
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AWARDS

        Each Restricted Stock Award or Restricted Stock Unit Award granted pursuant to the Plan shall be evidenced by a written restricted stock or restricted stock unit agreement (the "Restricted Stock Agreement" or "Restricted Stock Unit Agreement," as the case may be). The Restricted Stock Agreement or Restricted Stock Unit Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement or Restricted Stock Unit Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares.    The Restricted Stock Agreement or Restricted Stock Unit Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award.

        (b)    Risks of Forfeiture.    The Restricted Stock Agreement or Restricted Stock Unit Agreement shall set forth the risks of forfeiture, if any, including risks of forfeiture based on Performance Objectives, which shall apply to the shares of Stock covered by the Restricted Stock Award or Restricted Stock Unit Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification. The Administrator may accelerate the lapse of the risks of forfeiture in the event of the death or disability of the Participant or provide for such acceleration in the Restricted Stock Agreement or the Restricted Stock Unit Agreement.

        (c)    Issuance of Shares; Rights as Shareholder.

            (i)  With respect to a Restricted Stock Award, the Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall hold such certificate as custodian for the Participant until the risks of forfeiture applicable to the certificate have lapsed, at which time the Company shall deliver the certificate to the Participant. The Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation of such certificate if the shares of Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

           (ii)  With respect to a Restricted Stock Unit Award, as the risks of forfeiture on the restricted stock units lapse, the Participant shall be entitled to payment of the restricted stock units. The Administrator may, in its sole discretion, pay restricted stock units in cash, shares of Stock or any combination thereof. If payment is made in shares of Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such restricted stock units. Until the risks of forfeiture on the restricted stock units have lapsed, the Participant shall not be entitled to vote any shares of stock which may be acquired through the restricted stock units, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

        (d)    Nontransferability.    No Restricted Stock Award or Restricted Stock Unit Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement or Restricted Stock Unit Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award or Restricted Stock Unit Award shall terminate.

        (e)    Other Provisions.    The Restricted Stock Agreement or Restricted Stock Unit Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
PERFORMANCE AWARDS

        Each Performance Award granted pursuant to this Section 11 shall be evidenced by a written performance award agreement (the "Performance Award Agreement"). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Awards.    Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. The Administrator may accelerate the earning or vesting of the shares or monetary award subject to a

Performance Award in the event of the death or disability of the Participant or provide for such acceleration in the Performance Award Agreement.

        (b)    Performance Objectives, Performance Period and Payment.    The Performance Award Agreement shall set forth:

            (i)  the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

           (ii)  one or more Performance Objectives established by the Administrator;

          (iii)  the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

          (iv)  the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

           (v)  the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares may be deferred.

        (c)    Nontransferability.    No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

        (d)    No Rights as Shareholder.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

        (e)    Other Provisions.    The Performance Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
STOCK APPRECIATION RIGHTS

        Each Stock Appreciation Right granted pursuant to this Section 12 shall be evidenced by a written stock appreciation right agreement (the "Stock Appreciation Right Agreement"). The Stock Appreciation Right Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Right Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Awards.    A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. The specified exercise price shall not be less than 100% of the Fair Market Value of such shares of Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

        (b)    Term and Exercisability.    The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator but shall not be longer than ten years. The Stock Appreciation Right Agreement shall state when the Stock Appreciation

Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. The manner of exercise of such Stock Appreciation Right shall be specified in the Stock Appreciation Right Agreement. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder in the event of the death or disability of the Participant or provide for such acceleration in the Stock Appreciation Right Agreement.

        (c)    Nontransferability.    No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

        (d)    No Rights as Shareholder.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 13 of the Plan).

        (e)    Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 13 hereof, without the prior approval of the Company's shareholders, evidenced by a majority of votes cast, the Administrator shall not cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the exercise price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

        (f)    Other Provisions.    The Stock Appreciation Right Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 13.
RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

        In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding Award and Option and the price per share thereof shall be appropriately adjusted to reflect such change. Additional shares which may become covered by the Award or Option pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the agreement evidencing an Award, in the event of a Change of Control, the Board may provide for one or more of the following:

        (a)   the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Unit Awards;

        (b)   the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed;

        (c)   that Participants holding outstanding Options and Stock Appreciation Rights receive, with respect to each share of Stock subject to such Option or Stock Appreciation Right, as of the effective date of any such transaction, shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction with a value equal to the excess of the Fair Market Value of the Stock subject to such Option or Stock Appreciation Right on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights;

        (d)   that Participants holding outstanding Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction with a value equal to the Fair Market Value of the Stock subject to such Awards on the date immediately preceding the effective date of such transaction;

        (e)   the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and the right to exercise such Options and Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction;

        (f)    the continuance of the Plan with respect to Restricted Stock Awards or Restricted Stock Unit Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

        (g)   the continuance of the Plan with respect to Performance Awards and, to the extent applicable, the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason for such transaction.

        The Board may condition any acceleration of exercisability or other right to which Participant is not entitled upon any additional agreements from Participant, including, without limitation, a Participant agreeing to additional restrictive covenants (e.g., confidentiality, noncompetition, non-solicitation, non-circumvention, etc.) and Participant agreeing to continue to perform services for the Company, a successor or purchaser of all or any portion of the Company's business or related assets for substantially the same base salary for a period of up to six months.

        The Board may restrict the rights of or the applicability of this Section 13 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 14.
INVESTMENT PURPOSE

        No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

        As a further condition to the grant of any Option or the issuance of Stock to Participant, Participant agrees to the following:

        (a)   In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

        (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Option or Stock Appreciation Right and the date on which such Option or Stock Appreciation Right must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Options, Stock Appreciation Rights or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

        (c)   In the event of a transaction (as defined in Section 13 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate issued in connection with an Award pursuant to the Plan to assure compliance with this Section 14.

SECTION 15.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 13, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 13 hereof, (ii) change the designation of the class of Participants eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

 SECTION 16.
NO OBLIGATION TO EXERCISE OPTION

        The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

APPENDIX C

SECOND AMENDED AND RESTATED
CHRISTOPHER & BANKS CORPORATION
2005 STOCK INCENTIVE PLAN

        1.    Purpose.    The purpose of the Second Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan is to further align the interests of employees, officers and consultants with those of the stockholders by providing incentive compensation opportunities tied to the performance of the Common Stock and by promoting increased ownership of the Common Stock by such individuals. The Plan is also intended to advance the interests of the Company and its stockholders by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company's business is largely dependent.

        2.    Definitions.    Wherever the following capitalized terms are used in the Plan, they shall have the meanings specified below:

        "Affiliate" means (i) any entity that would be treated as an "affiliate" of the Company for purposes of Rule 12b-2 under the Exchange Act and (ii) any joint venture or other entity in which the Company has a direct or indirect beneficial ownership interest representing at least one-third (1/3) of the aggregate voting power of the equity interests of such entity or one-third (1/3) of the aggregate fair market value of the equity interests of such entity, as determined by the Committee.

        "Award" means an award of a Stock Option, Stock Appreciation Right, Restricted Stock Award or Restricted Stock Unit Award granted under the Plan.

        "Award Agreement" means a written or electronic agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

        "Board" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Stock" means the Company's common stock, par value $0.01 per share.

        "Committee" means the Compensation Committee of the Board, or such other committee of the Board appointed by the Board to administer the Plan.

        "Company" means Christopher & Banks Corporation, a Delaware corporation.

        "Date of Grant" means the date on which an Award under the Plan is made by the Committee, or such later date as the Committee may specify to be the effective date of an Award.

        "Disability" means a Participant being considered "disabled" within the meaning of Section 409A(a)(2)(C) of the Code, unless otherwise provided in an Award Agreement.

        "Eligible Person" means any person who is an employee, officer or consultant of the Company or any Affiliate, or any person to whom an offer of employment with the Company or any Affiliate is extended, as determined by the Committee, but excluding any person who is a Non-Employee Director.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" of a share of Common Stock as of a given date shall be the closing sale price of a share of Common Stock as reported on the New York Stock Exchange on such date or, if the shares are not traded on the New York Stock Exchange on such date, on the most recent preceding date when the shares were so traded. If Common Stock is not listed on the New York Stock Exchange on the date as of which Fair Market Value is to be determined, the Committee shall determine in good faith the Fair Market Value in whatever manner it considers appropriate.

        "Incentive Stock Option" means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

        "Non-Employee Director" means any member of the Board who is not an employee of the Company.

        "Nonqualified Stock Option" means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

        "Participant" means any Eligible Person who holds an outstanding Award under the Plan.

        "Performance Award" means a Restricted Stock Award or Restricted Stock Unit Award that is intended to qualify as "performance-based compensation" under Section 162(m) of the Code and described in Section 9 hereof.

        "Performance Goal" means one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total stockholder return), stock price, economic value added, working capital, market share, cost reductions, workforce satisfaction and diversity goals, employee retention, customer satisfaction, completion of key projects and strategic plan development and implementation. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.

        "Plan" means Second Amended and Restated Christopher & Banks Corporation 2005 Stock Incentive Plan as set forth herein, as amended from time to time.

        "Restricted Stock Award" means a grant of shares of Common Stock to an Eligible Person under Section 8 hereof that are issued, subject to such vesting and transfer restrictions as the Committee shall determine and set forth in an Award Agreement.

        "Restricted Stock Unit Award" means a grant of units to an Eligible Person under Section 8 hereof evidencing the right to receive shares of Common Stock (or a cash payment equal to the Fair Market Value of a share of Common Stock) at some future date, subject to such vesting restrictions as the Committee shall determine and set forth in an Award Agreement.

        "Service" means a Participant's employment with the Company or any Affiliate or a Participant's service as a consultant to the Company or any Affiliate, as applicable.

        "Stock Appreciation Right" means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the difference between the base price per share of the right and the Fair Market Value of a share of Common Stock, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

        "Stock Option" means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

        "Substantial Risk of Forfeiture" has the meaning ascribed to that term in Section 409A of the Code and Department of Treasury guidance issued thereunder.

        3.    Administration.

        3.1    Committee Members.    The Plan shall be administered by a Committee comprised of no fewer than two members of the Board. Each Committee member shall satisfy the requirements for (i) an

"independent director" under rules adopted by the New York Stock Exchange, (ii) a "nonemployee director" for purposes of such Rule 16b-3 under the Exchange Act and (iii) an "outside director" under Section 162(m) of the Code. No member of the Committee shall be liable for any action or determination made in good faith by the Committee with respect to the Plan or any Award thereunder.

        3.2    Committee Authority.    The Committee shall have such powers and authority as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. Subject to the express limitations of the Plan, the Committee shall have authority in its discretion to determine the Eligible Persons to whom, and the time or times at which, Awards may be granted, the number of shares, units or other rights subject to each Award, the exercise, base or purchase price of an Award (if any), the time or times at which an Award will become vested, exercisable or payable, the performance goals and other conditions of an Award, the duration of the Award, and all other terms of the Award. Subject to the terms of the Plan, the Committee shall have the authority to amend the terms of an Award in any manner that is not inconsistent with the Plan, provided that no such action shall adversely affect the rights of a Participant with respect to an outstanding Award without the Participant's consent. The Committee shall also have discretionary authority to interpret the Plan, to make factual determinations under the Plan, and to make all other determinations necessary or advisable for Plan administration, including, without limitation, to correct any defect, to supply any omission or to reconcile any inconsistency in the Plan or any Award Agreement hereunder. The Committee may prescribe, amend, and rescind rules and regulations relating to the Plan. The Committee's determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations and actions by the Committee shall be final, conclusive, and binding upon all parties.

        3.3    Delegation of Authority.    The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or any successor provision) and such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m) of the Code. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee's authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee's delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

        4.    Shares Subject to the Plan.

        4.1    Maximum Share Limitations; Accounting for Awards.    Subject to adjustment pursuant to Section 4.3 hereof, the maximum aggregate number of shares of Common Stock that may be issued and sold under all Awards granted under the Plan shall be 4,975,000 shares. Of such aggregate Plan limit, the maximum number of shares of Common Stock that may be issued as Incentive Stock Options under the Plan shall be limited to 4,975,000 shares. Each of the foregoing numerical limitations stated in this Section 4.1 shall be subject to adjustment in accordance with the provisions of Section 4.3. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. To the extent that any Award involving the issuance of shares of Common Stock is forfeited, cancelled, returned to the Company for failure to satisfy vesting requirements or other conditions of the Award, or otherwise terminates without an issuance of shares of Common Stock being made thereunder, the number of shares of Common Stock covered thereby, multiplied by the ratio set forth in the next paragraph of this Section 4.1, to the extent applicable, will no longer be counted pursuant to this Section 4.1 against the foregoing maximum share limitations and may again be available for granting Awards under the Plan. Any Awards or portions thereof that are settled in cash and not in shares of Common Stock shall not be counted against the foregoing maximum share limitations.

        For purposes of this Section 4.1, if an Award entitles the holder thereof to receive or purchase shares of Common Stock, the number of shares of Common Stock covered by such Award or to which such Award relates shall be counted, in accordance with this Section 4.1, on the date of grant of such Award against the aggregate number of shares of Common Stock available for Awards under the Plan. With respect to (i) Stock Options, (ii) Stock Appreciation Rights and (iii) Restricted Stock and Restricted Stock Units that were granted prior to the effective date of the Plan specified in Section 13.1, the number of shares of Common Stock available for Awards under the Plan shall be reduced by one share of Common Stock for each share of Common Stock covered by such Award or to which such Award relates. With respect to Restricted Stock and Restricted Stock Units that are granted after the effective date of the Plan specified in Section 13.1, the number of shares of Common Stock available for Awards under the Plan shall be reduced by 1.75 shares of Common Stock for each share of Common Stock covered by such Award or to which such Award relates. For Stock Appreciation Rights settled in shares of Common Stock upon exercise, the aggregate number of shares of Common Stock with respect to which the Stock Appreciation Right is exercised, rather than the number of shares of Common Stock actually issued upon exercise, shall be counted against the number of shares of Common Stock available for Awards under the Plan.

        4.2    Individual Participant Limitations (Code § 162(m)).    The maximum number of shares of Common Stock with respect to which Stock Options and Stock Appreciation Rights in the aggregate may be granted to any one Participant during any calendar year shall be 250,000 shares. The maximum number of shares of Common Stock with respect to which Awards of Restricted Stock and Restricted Stock Units in the aggregate may be granted to any one Participant during any calendar year shall be 250,000 shares.

        4.3    Adjustments.    In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the number of shares of Stock reserved under Section 4.1 hereof, the number of shares of Stock covered by each outstanding Award and Option and the price per share thereof shall be appropriately adjusted to reflect such change. Additional shares which may become covered by the Award or Option pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        5.    Participation and Awards.

        5.1    Designations of Participants.    All Eligible Persons are eligible to be designated by the Committee to receive Awards and become Participants under the Plan. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted and the number of shares of Common Stock or units subject to Awards granted under the Plan. In selecting Eligible Persons to be Participants and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate.

        5.2    Determination of Awards.    The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem or in the alternative. In the case of any fractional share or unit resulting from the grant, vesting, payment or crediting of dividends or dividend equivalents under an Award, the Committee shall have the discretionary authority to (i) disregard such fractional share or unit, (ii) round such fractional share or unit to the nearest lower or higher whole share or unit, or (iii) convert such fractional share or unit into a right to receive a cash payment. To the extent deemed necessary by the Committee, an Award shall be evidenced by an Award Agreement as described in Section 12.1 hereof.

        6.    Stock Options.

        6.1    Grant of Stock Options.    A Stock Option may be granted to any Eligible Person selected by the Committee. Subject to the provisions of Section 6.8 hereof and Section 422 of the Code, each Stock Option shall be designated, in the discretion of the Committee, as an Incentive Stock Option or as a Nonqualified Stock Option.

        6.2    Exercise Price.    The exercise price per share of a Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant, provided that the Committee may in its discretion specify for any Stock Option an exercise price per share that is higher than the Fair Market Value on the Date of Grant.

        6.3    Vesting of Stock Options.    The Committee shall in its discretion prescribe the time or times at which, or the conditions upon which, a Stock Option or portion thereof shall become vested and/or exercisable, and may accelerate the vesting or exercisability of any Stock Option at any time. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion.

        6.4    Term of Stock Options.    The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised, provided that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. Except as otherwise provided in this Section 6 or as otherwise may be provided by the Committee, no Stock Option may be exercised at any time during the term thereof unless the Participant is then in the Service of the Company or one of its Affiliates.

        6.5    Termination of Service.    Subject to Section 6.8 hereof with respect to Incentive Stock Options, the Stock Option of any Participant whose Service with the Company or one of its Affiliates is terminated for any reason shall terminate on the earlier of (A) the date that the Stock Option expires in accordance with its terms or (B) unless otherwise provided in an Award Agreement, and except for termination for cause (as described in Section 11.2 hereof), the expiration of the applicable time period following termination of Service, in accordance with the following: (i) twelve (12) months if Service ceased due to Disability, (ii) twelve (12) months if the Participant died while in the Service of the Company or any of its Affiliates, or (iii) three (3) months if Service ceased for any other reason. During the foregoing applicable period, except as otherwise specified in the Award Agreement or in the event Service was terminated by the death of the Participant, the Stock Option may be exercised by such Participant in respect of the same number of shares of Common Stock, in the same manner, and to the same extent as if he or she had remained in the continued Service of the Company or any Affiliate during the first three (3) months of such period; provided that no additional rights shall vest after such three (3) months. The Committee shall have authority to determine in each case whether an authorized leave of absence shall be deemed a termination of Service for purposes hereof, as well as the effect of a leave of absence on the vesting and exercisability of a Stock Option. Unless otherwise provided by the Committee, if an entity ceases to be an Affiliate of the Company or otherwise ceases to be qualified under the Plan or if all or substantially all of the assets of an Affiliate of the Company are conveyed (other than by encumbrance), such cessation or action, as the case may be, shall be deemed for purposes hereof to be a termination of the Service.

        6.6    Stock Option Exercise; Tax Withholding.    Subject to such terms and conditions as shall be specified in an Award Agreement, a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price therefor and applicable withholding tax. Payment of the exercise price shall be made in the manner set forth in the Award Agreement, unless otherwise provided by the Committee: (i) in cash or by cash equivalent acceptable to the Committee, (ii) by payment in shares of Common Stock that have been held by the Participant for at least six (6) months (or such period as the Committee may deem appropriate, for accounting purposes or otherwise) valued at the Fair Market Value of such shares on the date of exercise, (iii) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (iv) by a combination of the methods described above or (v) by such other method as may be approved by the Committee and set forth in the Award Agreement. In addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

        6.7    Limited Transferability of Nonqualified Stock Options.    All Stock Options shall be nontransferable except (i) upon the Participant's death, in accordance with Section 12.2 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant's "family member" (as defined for purposes of the Form S-8 registration statement under the Securities Act of 1933), as may be approved by the Committee in its discretion at the time of proposed transfer. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 12.2 hereof.

        6.8    Additional Rules for Incentive Stock Options.

          (a)    Eligibility.    An Incentive Stock Option may only be granted to an Eligible Person who is considered an employee for purposes of Treasury Regulation §1.421-7(h) with respect to the Company or any Affiliate that qualifies as a "subsidiary corporation" with respect to the Company for purposes of Section 424(f) of the Code.

          (b)    Annual Limits.    No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking stock options into account in the order in which granted.

          (c)    Termination of Employment.    An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than three (3) months following termination of employment of the Participant with the Company and all Subsidiaries, or not later than one (1) year following a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as and to the extent determined by the Committee to comply with the requirements of Section 422 of the Code.

          (d)    Other Terms and Conditions; Nontransferability.    Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code. An Award Agreement for an Incentive Stock Option may provide that such Stock Option shall be treated as a Nonqualified Stock Option to the extent that certain requirements applicable to "incentive stock options" under the Code shall not be satisfied. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

          (e)    Disqualifying Dispositions.    If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the Date of Grant or one (1) year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably require.

          (f)    Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company's stockholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan, or otherwise approve any modification to such a Stock Option that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

        7.    Stock Appreciation Rights.

        7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant or that provides for the automatic payment of the right upon a specified date or event. Stock Appreciation Rights shall be exercisable or payable at such time or times and upon conditions as may be approved by the Committee, provided that the Committee may accelerate the exercisability or payment of a Stock Appreciation Right at any time.

        7.2    Freestanding Stock Appreciation Rights.    A Stock Appreciation Right may be granted without any related Stock Option and may be subject to such vesting and exercisability requirements as specified by the Committee in an Award Agreement. Such vesting and exercisability requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee, provided that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. The base price of a Stock Appreciation Right granted without any related Stock Option shall be determined by the Committee in its sole discretion; provided, however, that the base price per share of any such freestanding Stock Appreciation Right shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock on the Date of Grant.

        7.3    Tandem Stock Option/Stock Appreciation Rights.    A Stock Appreciation Right may be granted in tandem with a Stock Option, either at the time of grant or at any time thereafter during the term of the Stock Option. A tandem Stock Option/Stock Appreciation Right will entitle the holder to elect, as to all or any portion of the number of shares subject to such Stock Option/Stock Appreciation Right, to exercise either the Stock Option or the Stock Appreciation Right, resulting in the reduction of the corresponding number of shares subject to the right so exercised as well as the tandem right not so exercised. A Stock Appreciation Right granted in tandem with a Stock Option hereunder shall have a base price per share equal to the per share exercise price of the Stock Option, will be vested and exercisable at the same time or times that a related Stock Option is vested and exercisable, and will expire no later than the time at which the related Stock Option expires.

        7.4    Payment of Stock Appreciation Rights.    A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Subject to the requirements of Section 409A of the Code, payment of the amount determined under the foregoing shall be made solely in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, subject to applicable tax withholding requirements.

        7.5    Repricing Prohibited.    Subject to the anti-dilution adjustment provisions contained in Section 4.3 hereof, without the prior approval of the Company's stockholders, evidenced by a majority of votes cast, neither the Committee nor the Board shall cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan, or otherwise approve any modification to such a Stock Appreciation Right that would be treated as a "repricing" under the then applicable rules, regulations or listing requirements adopted by the New York Stock Exchange.

        8.    Restricted Stock Awards and Restricted Stock Unit Awards.

        8.1    Grant of Restricted Stock Awards and Restricted Stock Unit Awards.    Restricted Stock Awards and Restricted Stock Unit Awards may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award or Restricted Stock Unit Award.

        8.2    Vesting Requirements.    The restrictions imposed on shares granted under a Restricted Stock Award or a Restricted Stock Unit Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement, provided that the Committee may accelerate the vesting of a Restricted Stock Award or Restricted Stock Unit Award at any time. Such vesting requirements may be based on the continued Service of the Participant with the Company or its Affiliates for a specified time period (or periods) or on the attainment of specified performance goals established by the Committee in its discretion which constitute a Substantial Risk of Forfeiture. If the vesting requirements of a Restricted Stock Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company. If the vesting requirements of a Restricted Stock Unit Award shall not be satisfied, the Award shall be forfeited and the shares of Common Stock underlying such units subject to the Award shall be returned to the Company.

        8.3    Issuance and Delivery of Shares.    Any shares issued under a Restricted Stock Award granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates registered in the name of the Participant. The Committee may require in an Award Agreement that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company. Shares representing a Restricted

Stock Award that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.

        In the case of Restricted Stock Unit Awards, no shares of Common Stock shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions relating to Restricted Stock Unit Awards evidencing the right to receive shares of Common Stock, such shares shall be issued and delivered to the holder of the Restricted Stock Unit Award.

        8.4    Restrictions.    Shares granted under Restricted Stock Awards and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote shares of Common Stock granted to the Participant under a Restricted Stock Award or Restricted Stock Unit Award or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant's death, disability or retirement or a change in control of the Company.

        8.5    Section 83(b) Election.    If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant's making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

        8.6    Compliance With Code Section 409A.    Restricted Stock Awards and Restricted Stock Unit Awards shall be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code.

        9.    Section 162(m) Performance-Based Awards.

        9.1    Establishment of Performance Goals.    For purposes of Restricted Stock Awards and Restricted Stock Unit Awards granted under the Plan that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance Award"), such Performance Awards shall, to the extent required by Section 162(m) of the Code, be conditioned solely on the achievement of one or more objective Performance Goals. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. The applicable Performance Goals and specific targets thereunder must be established and approved by the Committee during the first ninety (90) days of the performance period (and, in the case of performance periods of less than one year, in no event after twenty-five percent (25%) or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance Goal targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Committee provides otherwise at the time of establishing the targets.

        9.2    Committee Certification.    Before any Performance Award under this Section 9 vests, the Committee must certify in writing that the Performance Goal target(s) and any other material terms of the Performance Award were in fact timely satisfied.

        9.3    Expiration of Grant Authority.    As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee's authority to grant new Performance Awards shall terminate upon the first meeting of the Company's stockholders that occurs in the fifth (5th) year following the year in which the Company's stockholders approve this Plan.

        10.    Change in Control.

        10.1    Effect of Change in Control.    Except to the extent an Award Agreement provides for a different result (in which case the Award Agreement will govern and this Section 10 of the Plan shall not be applicable), notwithstanding anything elsewhere in the Plan or any rules adopted by the Committee pursuant to the Plan to the contrary, if a Triggering Event shall occur within the twelve (12) month period beginning with a Change in Control of the Company, then, effective immediately prior to such Triggering Event, (i) each outstanding Stock Option and Stock Appreciation Right, to the extent that it shall not otherwise have become vested and exercisable, shall automatically become fully and immediately vested and exercisable, without regard to any otherwise applicable vesting requirement, and (ii) each Restricted Stock Award and Restricted Stock Unit Award shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse.

        10.2    Definitions.

          (a)    Cause.    For purposes of this Section 10, the term "Cause" shall mean a determination by the Committee that a Participant (i) has been convicted of, or entered a plea of nolo contendere to, a crime that constitutes a felony under Federal or state law, (ii) has engaged in willful gross misconduct in the performance of the Participant's duties to the Company or an Affiliate or (iii) has committed a material breach of any written agreement with the Company or any Affiliate with respect to confidentiality, noncompetition, nonsolicitation or similar restrictive covenant. Subject to the first sentence of Section 10.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate that defines a termination on account of "Cause" (or a term having similar meaning), such definition shall apply as the definition of a termination on account of "Cause" for purposes hereof, but only to the extent that such definition provides the Participant with greater rights. A termination on account of Cause shall be communicated by written notice to the Participant, and shall be deemed to occur on the date such notice is delivered to the Participant.

          (b)    Change in Control.    For purposes of this Section 10, a "Change in Control" shall be deemed to have occurred upon:

              (i)  the occurrence of (A) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a percentage of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities") (but excluding (1) any acquisition directly from the Company (other than an acquisition by virtue of the exercise of a conversion privilege of a security that was not acquired directly from the Company), (2) any acquisition by the Company or an Affiliate and (3) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliate) (an "Acquisition") that is thirty percent (30%) or more of the Company Voting Securities; and (B) the termination of employment, within six (6) months following the Acquisition, of the individual who is the Chief Executive Officer of the Company immediately prior to the Acquisition, for any reason other than death, Disability, Cause, or voluntary resignation (but excluding any termination that constitutes a Constructive Termination or any resignation that was requested by the Board or any such Person (or its employees or representatives) that completes an Acquisition);

             (ii)  at any time during a period of two (2) consecutive years or less, individuals who at the beginning of such period constitute the Board (and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was so approved) cease for any reason (except for death, Disability or voluntary retirement) to constitute a majority thereof;

            (iii)  an Acquisition that is fifty percent (50%) or more of the Company Voting Securities;

            (iv)  the consummation of a merger, consolidation, reorganization or similar corporate transaction, whether or not the Company is the surviving company in such transaction, other than a merger, consolidation, or reorganization that would result in the Persons who are beneficial owners of the Company Voting Securities outstanding immediately prior thereto continuing to beneficially own, directly or indirectly, in substantially the same proportions, at least fifty percent (50%) of the combined voting power of the Company Voting Securities (or the voting securities of the surviving entity) outstanding immediately after such merger, consolidation or reorganization;

             (v)  the sale or other disposition of all or substantially all of the assets of the Company;

            (vi)  the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

           (vii)  the occurrence of any transaction or event, or series of transactions or events, designated by the Board in a duly adopted resolution as representing a change in the effective control of the business and affairs of the Company, effective as of the date specified in any such resolution.

          (c)    Constructive Termination.    For purposes of this Section 10, a "Constructive Termination" shall mean a termination of employment by a Participant within sixty (60) days following the occurrence of any one or more of the following events without the Participant's written consent (i) any reduction in position, title (for Vice Presidents or above), overall responsibilities, level of authority, level of reporting (for Vice Presidents or above), base compensation, annual incentive compensation opportunity, aggregate employee benefits or (ii) a request that the Participant's location of employment be relocated by more than fifty (50) miles. Subject to the first sentence of Section 10.1 hereof, in the event that a Participant is a party to an employment agreement with the Company or any Affiliate (or a successor entity) that defines a termination on account of "Constructive Termination," "Good Reason" or "Breach of Agreement" (or a term having a similar meaning), such definition shall apply as the definition of "Constructive Termination" for purposes hereof in lieu of the foregoing, but only to the extent that such definition provides the Participant with greater rights. A Constructive Termination shall be communicated by written notice to the Committee, and shall be deemed to occur on the date such notice is delivered to the Committee, unless the circumstances giving rise to the Constructive Termination are cured within five (5) days of such notice.

          (d)    Triggering Event.    For purposes of this Section 10, a "Triggering Event" shall mean (i) the termination of Service of a Participant by the Company or an Affiliate (or any successor thereof) other than on account of death, Disability or Cause, (ii) the occurrence of a Constructive Termination or (iii) any failure by the Company (or a successor entity) to assume, replace, convert or otherwise continue any Award in connection with the Change in Control (or another corporate transaction or other change effecting the Common Stock) on the same terms and conditions as applied immediately prior to such transaction, except for equitable adjustments to reflect changes in the Common Stock pursuant to Section 4.3 hereof.

        10.3    Excise Tax Limit.    In the event that the vesting of Awards together with all other payments and the value of any benefit received or to be received by a Participant would result in all or a portion of such payment being subject to the excise tax under Section 4999 of the Code, then the Participant's payment shall be either (i) the full payment or (ii) such lesser amount that would result in no portion of the payment being subject to excise tax under Section 4999 of the Code (the "Excise Tax"), whichever of the foregoing amounts, taking into account the applicable Federal, state, and local employment taxes, income taxes, and the Excise Tax, results in the receipt by the Participant, on an after-tax basis, of the greatest amount of the payment notwithstanding that all or some portion of the payment may be taxable under Section 4999 of the Code. All determinations required to be made under this Section 10 shall be made by a nationally recognized accounting firm (the "Accounting Firm"). The Company shall cause the Accounting Firm to provide detailed supporting calculations of its determinations to the Company and the Participant. All fees and expenses of the Accounting Firm shall be borne solely by the Company. The Accounting Firm's determinations must be made with substantial authority (within the meaning of Section 6662 of the Code). For the purposes of all calculations under Section 280G of the Code and the application of this Section 10.3, all determinations as to present value shall be made using one hundred twenty percent (120%) of the applicable Federal rate (determined under Section 1274(d) of the Code) compounded semiannually.

        11.    Forfeiture Events.

        11.1    General.    The Committee may specify in an Award Agreement at the time of the Award that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of Service for cause, violation of material Company policies, breach of noncompetition, confidentiality or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

        11.2    Termination for Cause.    Unless otherwise provided by the Committee and set forth in an Award Agreement, if a Participant's employment with the Company or any Affiliate shall be terminated for cause, the Company may, in its sole discretion, immediately terminate such Participant's right to any further payments, vesting or exercisability with respect to any Award in its entirety. In the event a Participant is party to an employment (or similar) agreement with the Company or any Affiliate that defines the term "cause," such definition shall apply for purposes of this Section 11. The Company shall have the power to determine whether the Participant has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Participant. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant's employment for cause, the Company may suspend the Participant's rights to exercise any option, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act has been committed which could constitute the basis for a termination for "cause" as provided in this Section 11.2.

        12.    General Provisions.

        12.1    Award Agreement.    To the extent deemed necessary by the Committee, an Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or units subject to the Award, the exercise price, base price, or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement may also set forth the effect on an Award of termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and may also set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time.

        12.2    No Assignment or Transfer; Beneficiaries.    Except as provided in Section 6.7 hereof, Awards under the Plan shall not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, the Committee may provide in the terms of an Award Agreement that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant's death. During the lifetime of a Participant, an Award shall be exercised only by such Participant or such Participant's guardian or legal representative. In the event of a Participant's death, an Award may to the extent permitted by the Award Agreement be exercised by the Participant's beneficiary as designated by the Participant in the manner prescribed by the Committee or, in the absence of an authorized beneficiary designation, by the legatee of such Award under the Participant's will or by the Participant's estate in accordance with the Participant's will or the laws of descent and distribution, in each case in the same manner and to the same extent that such Award was exercisable by the Participant on the date of the Participant's death.

        12.3    Deferrals of Payment.    The Committee may in its discretion permit a Participant to defer the receipt of payment of cash or delivery of shares of Common Stock that would otherwise be due to the Participant by virtue of the exercise of a right or the satisfaction of vesting or other conditions with respect to an Award. If any such deferral is to be permitted by the Committee, the Committee shall establish rules and procedures relating to such deferral in a manner intended to comply with the requirements of Section 409A of the Code, including, without limitation, the time when an election to defer may be made, the time period of the deferral and the events that would result in payment of the deferred amount, the interest or other earnings attributable to the deferral and the method of funding, if any, attributable to the deferred amount.

        12.4    Rights as Stockholder.    A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.3 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights.

        12.5    Employment or Service.    Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person any right to continue in the Service of the Company or any of its Affiliates, or interfere in any way with the right of the Company or any of its Affiliates to terminate the Participant's employment or other service relationship for any reason at any time.

        12.6    Securities Laws.    No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Award, the Company may require the Participant to take any reasonable action to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired only for investment purposes and without any current intention to sell or distribute such shares.

        12.7    Tax Withholding.    The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award, which shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award.

        12.8    Unfunded Plan.    The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant's permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company's creditors or otherwise, to discharge its obligations under the Plan.

        12.9    Other Compensation and Benefit Plans.    The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Affiliate. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or an Affiliate, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

        12.10    Plan Binding on Transferees.    The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant's executor, administrator and permitted transferees and beneficiaries.

        12.11    Severability.    If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        12.12    Foreign Jurisdictions.    The Committee may adopt, amend and terminate such arrangements and grant such Awards, not inconsistent with the intent of the Plan, as it may deem necessary or desirable to comply with any tax, securities, regulatory or other laws of other jurisdictions with respect to Awards that may be subject to such laws. The terms and conditions of such Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of the Plan, not inconsistent with the intent of the Plan, as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of the Plan as in effect for any other purpose.

        12.13    Substitute Awards in Corporate Transactions.    Nothing contained in the Plan shall be construed to limit the right of the Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose.

        12.14    Governing Law.    The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal securities laws.

        13.    Effective Date; Amendment and Termination.

        13.1    Effective Date.    The Plan shall become effective following its adoption by the Board and its approval by the Company's stockholders on the date of the 2010 Annual Meeting of Stockholders. The term of the Plan shall be ten (10) years from the original date of adoption by the Board, subject to Section 13.3 hereof.

        13.2    Amendment.    The Board may at any time and from time to time and in any respect, amend or modify the Plan. The Board may seek the approval of any amendment or modification by the Company's stockholders to the extent it deems necessary or advisable in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code, the listing requirements of the New York Stock Exchange or other exchange or securities market or for any other purpose. No amendment or modification of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

        13.3    Termination.    The Plan shall terminate on April 7, 2015, which is the tenth (10th) anniversary of the date of its original adoption by the Board. The Board may, in its discretion and at any earlier date, terminate the Plan. Notwithstanding the foregoing, no termination of the Plan shall adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award.

M25788-P98376 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. CHRISTOPHER & BANKS CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 27, 2010. CHRISTOPHER & BANKS CORPORATION 2400 XENIUM LANE NORTH PLYMOUTH, MN 55441 Meeting Information Meeting Type: Annual For holders as of: June 2, 2010 Date: July 27, 2010 Time: 3:00 PM Location: Dorsey & Whitney LLP 50 South 6th Street Suite 1500 Minneapolis, MN 55402 See the reverse side of this notice to obtain proxy materials and voting instructions.

M25789-P98376 How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 19, 2010 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: XXXX XXXX XXXX XXXX XXXX XXXX

Voting Items 1. To approve an amendment to our Restated Certificate of Incorporation to provide for the annual election of all directors beginning with this year’s Annual Meeting of Stockholders. 01) Robert Ezrilov 02) Anne L. Jones 03) Paul L. Snyder 2. Election of Directors Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 3. To approve amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors including an increase in the number of shares authorized for issuance under the plan from 625,000 to 1,125,000. 4. To approve amendments to our Amended and Restated 2005 Stock Incentive Plan, including an increase in the number of shares authorized for issuance under the plan from 2,975,000 to 4,975,000. 5. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. M25790-P98376

M25791-P98376

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CHRISTOPHER & BANKS CORPORATION M25785-P98376 CHRISTOPHER & BANKS CORPORATION 2400 XENIUM LANE NORTH PLYMOUTH, MN 55441 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain 1. To approve an amendment to our Restated Certificate of Incorporation to provide for the annual election of all directors beginning with this year’s Annual Meeting of Stockholders. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except 0 0 0 0 0 0 0 0 0 0 Vote on Directors 01) Robert Ezrilov 02) Anne L. Jones 03) Paul L. Snyder 2. Election of Directors Nominees: Vote on Proposals VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: 3. To approve amendments to our Amended and Restated 2006 Equity Incentive Plan for Non-Employee Directors including an increase in the number of shares authorized for issuance under the plan from 625,000 to 1,125,000. 4. To approve amendments to our Amended and Restated 2005 Stock Incentive Plan, including an increase in the number of shares authorized for issuance under the plan from 2,975,000 to 4,975,000. 5. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 26, 2011. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by an authorized officer. For Against Abstain NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 0 0 0 0 0 0

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) CHRISTOPHER & BANKS CORPORATION Annual Meeting of Stockholders July 27, 2010 3:00 PM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lorna E. Nagler, Rodney Carter and Luke R. Komarek, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Common Stock of CHRISTOPHER & BANKS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 PM, CDT on July 27, 2010, at the offices of Dorsey & Whitney LLP, 50 South 6th Street, Suite 1500, Minneapolis, MN 55402, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side M25786-P98376